EXHIBIT 10.6

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                                CREDIT AGREEMENT



                                   DATED AS OF




                                NOVEMBER 26, 2004


                                      AMONG

                            NATIONAL COAL CORPORATION
                                  AS BORROWER,


                  D. B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.,
                            AS ADMINISTRATIVE AGENT,


                                       AND




                            THE LENDERS PARTY HERETO






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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE I DEFINITIONS AND ACCOUNTING MATTERS...................................1

         SECTION 1.01      TERMS DEFINED ABOVE.................................1
         SECTION 1.02      CERTAIN DEFINED TERMS...............................1
         SECTION 1.03      TERMS GENERALLY; RULES OF CONSTRUCTION.............18
         SECTION 1.04      ACCOUNTING TERMS AND DETERMINATIONS; GAAP..........18

ARTICLE II COMMITMENT.........................................................18

         SECTION 2.01      LOAN; FUNDING OF RECLAMATION BONDS.................18
         SECTION 2.02      LOANS..............................................19
         SECTION 2.03      REQUESTS FOR BORROWINGS............................20
         SECTION 2.04      INTEREST ELECTIONS.................................21
         SECTION 2.05      FUNDING OF BORROWINGS..............................22
         SECTION 2.06      USE OF PROCEEDS....................................22
         SECTION 2.07      FEES...............................................23
         SECTION 2.08      NOTES..............................................23

ARTICLE III PAYMENTS OF PRINCIPAL AND INTEREST................................24

         SECTION 3.01      REPAYMENT OF LOANS.................................24
         SECTION 3.02      INTEREST...........................................24
         SECTION 3.03      ALTERNATE RATE OF INTEREST.........................25
         SECTION 3.04      PREPAYMENTS........................................25
         SECTION 3.05      MANDATORY REPAYMENTS...............................26

ARTICLE IV PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS..................26

         SECTION 4.01      PAYMENTS GENERALLY; PRO RATA TREATMENT;
                              SHARING OF SET-OFFS.............................26
         SECTION 4.02      PRESUMPTION OF PAYMENT BY THE BORROWER.............27
         SECTION 4.03      CERTAIN DEDUCTIONS BY THE ADMINISTRATIVE
                              AGENT...........................................28

ARTICLE V INCREASED COSTS; TAXES..............................................28

         SECTION 5.01      INCREASED COSTS....................................28
         SECTION 5.02      BREAK FUNDING PAYMENTS.............................29
         SECTION 5.03      TAXES..............................................29
         SECTION 5.04      MITIGATION OBLIGATIONS; REPLACEMENT OF
                              LENDERS.........................................30
         SECTION 5.05      ILLEGALITY.........................................31

ARTICLE VI CASUALTY PROCEEDS..................................................32

         SECTION 6.01      CASUALTY PROCEEDS..................................32

ARTICLE VII CONDITIONS PRECEDENT..............................................32

         SECTION 7.01      INITIAL FUNDING....................................32
         SECTION 7.02      SUBSEQUENT FUNDINGS................................35
         SECTION 7.03      ALL FUNDINGS.......................................36
         SECTION 7.04      CONDITIONS PRECEDENT FOR THE BENEFIT OF
                              THE LENDER......................................36
         SECTION 7.05      NO WAIVER..........................................36

ARTICLE VIII REPRESENTATIONS AND WARRANTIES...................................36

         SECTION 8.01      ORGANIZATION; POWERS...............................36


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         SECTION 8.02      AUTHORITY; ENFORCEABILITY..........................37
         SECTION 8.03      APPROVALS; NO CONFLICTS............................37
         SECTION 8.04      FINANCIAL CONDITION; NO MATERIAL ADVERSE
                              CHANGE..........................................37
         SECTION 8.05      LITIGATION.........................................38
         SECTION 8.06      ENVIRONMENTAL MATTERS..............................38
         SECTION 8.07      COMPLIANCE WITH THE LAWS AND AGREEMENTS;
                              NO DEFAULTS.....................................40
         SECTION 8.08      INVESTMENT COMPANY ACT.............................40
         SECTION 8.09      PUBLIC UTILITY HOLDING COMPANY ACT.................40
         SECTION 8.10      TAXES..............................................40
         SECTION 8.11      ERISA..............................................41
         SECTION 8.12      DISCLOSURE; NO MATERIAL MISSTATEMENTS..............42
         SECTION 8.13      INSURANCE..........................................42
         SECTION 8.14      RESTRICTION ON LIENS...............................43
         SECTION 8.15      SUBSIDIARIES.......................................43
         SECTION 8.16      LOCATION OF BUSINESS AND OFFICES...................43
         SECTION 8.17      PROPERTIES; TITLES, ETC............................43
         SECTION 8.18      MAINTENANCE OF PROPERTIES..........................45
         SECTION 8.19      MARKETING OF COAL..................................45
         SECTION 8.20      SWAP AGREEMENTS....................................45
         SECTION 8.21      USE OF LOANS.......................................45
         SECTION 8.22      SOLVENCY...........................................45
         SECTION 8.23      CASUALTY EVENTS....................................46
         SECTION 8.24      MATERIAL AGREEMENTS................................46
         SECTION 8.25      NO BROKERS.........................................46
         SECTION 8.26      RELIANCE...........................................46
         SECTION 8.27      INVESTMENTS AND GUARANTIES.........................47
         SECTION 8.28      PAYMENTS BY PURCHASERS OF COAL.....................47
         SECTION 8.29      EXISTING ACCOUNTS PAYABLE..........................47
         SECTION 8.30      PERMIT-BLOCKING....................................47

ARTICLE IX AFFIRMATIVE COVENANTS..............................................47

         SECTION 9.01      FINANCIAL STATEMENTS; OTHER INFORMATION............47
         SECTION 9.02      NOTICES OF MATERIAL EVENTS.........................51
         SECTION 9.03      EXISTENCE; CONDUCT OF BUSINESS.....................52
         SECTION 9.04      PAYMENT OF OBLIGATIONS.............................52
         SECTION 9.05      PERFORMANCE OF OBLIGATIONS UNDER LOAN
                              DOCUMENTS.......................................52
         SECTION 9.06      OPERATION AND MAINTENANCE OF PROPERTIES............52
         SECTION 9.07      INSURANCE..........................................53
         SECTION 9.08      BOOKS AND RECORDS; INSPECTION RIGHTS...............53
         SECTION 9.09      COMPLIANCE WITH LAWS...............................54
         SECTION 9.10      ENVIRONMENTAL MATTERS..............................54
         SECTION 9.11      FURTHER ASSURANCES.................................55
         SECTION 9.12      RESERVE REPORTS....................................55
         SECTION 9.13      TITLE INFORMATION..................................56
         SECTION 9.14      ADDITIONAL COLLATERAL; ADDITIONAL GUARANTORS.......57
         SECTION 9.15      ERISA COMPLIANCE...................................58
         SECTION 9.16      SWAP AGREEMENTS....................................58
         SECTION 9.17      MARKETING OF PRODUCTION............................59
         SECTION 9.18      SEPARATE ENTITY....................................59
         SECTION 9.19      KEY PERSONNEL......................................59
         SECTION 9.20      POST EFFECTIVE DATE CONSENTS FOR PURCHASED
                              PROPERTIES......................................59


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ARTICLE X NEGATIVE COVENANTS..................................................59

         SECTION 10.01     FINANCIAL COVENANTS................................59
         SECTION 10.02     DEBT...............................................61
         SECTION 10.03     LIENS..............................................62
         SECTION 10.04     RESTRICTED PAYMENTS................................62
         SECTION 10.05     INVESTMENTS, LOANS AND ADVANCES....................63
         SECTION 10.06     NATURE OF BUSINESS.................................63
         SECTION 10.07     LIMITATION ON LEASES...............................63
         SECTION 10.08     SALE AND LEASEBACKS................................64
         SECTION 10.09     PROCEEDS OF NOTES..................................64
         SECTION 10.10     ERISA COMPLIANCE...................................64
         SECTION 10.11     SALE OR DISCOUNT OF RECEIVABLES....................65
         SECTION 10.12     MERGERS, ETC.......................................65
         SECTION 10.13     SALE OF PROPERTIES.................................65
         SECTION 10.14     ENVIRONMENTAL MATTERS..............................66
         SECTION 10.15     TRANSACTIONS WITH AFFILIATES.......................66
         SECTION 10.16     MATERIAL AGREEMENTS................................66
         SECTION 10.17     SUBSIDIARIES.......................................66
         SECTION 10.18     NEGATIVE PLEDGE AGREEMENTS; DIVIDEND
                              RESTRICTIONS....................................66
         SECTION 10.19     SWAP AGREEMENTS....................................67
         SECTION 10.20     CERTAIN ACTIVITIES.................................67
         SECTION 10.21     G&A COSTS..........................................67
         SECTION 10.22     CAPITAL EXPENDITURES...............................67
         SECTION 10.23     LIMITATION ON AIRCRAFT.............................67
         SECTION 10.24     PRESS RELEASE......................................68

ARTICLE XI EVENTS OF DEFAULT; REMEDIES........................................68

         SECTION 11.01     EVENTS OF DEFAULT..................................68
         SECTION 11.02     REMEDIES...........................................70
         SECTION 11.03     DISPOSITION OF PROCEEDS............................70

ARTICLE XII THE ADMINISTRATIVE AGENT..........................................71

         SECTION 12.01     APPOINTMENT; POWERS................................71
         SECTION 12.02     DUTIES AND OBLIGATIONS OF ADMINISTRATIVE
                              AGENT...........................................71
         SECTION 12.03     ACTION BY ADMINISTRATIVE AGENT.....................71
         SECTION 12.04     RELIANCE BY ADMINISTRATIVE AGENT...................72
         SECTION 12.05     SUBAGENTS..........................................72
         SECTION 12.06     RESIGNATION OR REMOVAL OF ADMINISTRATIVE
                              AGENT...........................................73
         SECTION 12.07     AGENTS AS LENDERS..................................73
         SECTION 12.08     NO RELIANCE........................................73
         SECTION 12.09     AUTHORITY OF ADMINISTRATIVE AGENT TO RELEASE
                              COLLATERAL AND LIENS............................74

ARTICLE XIII MISCELLANEOUS....................................................74

         SECTION 13.01     NOTICES............................................74
         SECTION 13.02     WAIVERS; AMENDMENTS................................75
         SECTION 13.03     EXPENSES, INDEMNITY; DAMAGE WAIVER.................75
         SECTION 13.04     SUCCESSORS AND ASSIGNS.............................78
         SECTION 13.05     SURVIVAL; REVIVAL; REINSTATEMENT...................80
         SECTION 13.06     COUNTERPARTS; INTEGRATION; EFFECTIVENESS...........81
         SECTION 13.07     SEVERABILITY.......................................81
         SECTION 13.08     RIGHT OF SETOFF....................................81


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         SECTION 13.09     GOVERNING LAW; JURISDICTION; CONSENT TO
                              SERVICE OF PROCESS..............................82
         SECTION 13.10     HEADINGS...........................................82
         SECTION 13.11     CONFIDENTIALITY....................................83
         SECTION 13.12     INTEREST RATE LIMITATION...........................84
         SECTION 13.13     EXCULPATION PROVISIONS.............................84
         SECTION 13.14     NO THIRD PARTY BENEFICIARIES.......................85
         SECTION 13.15     SECURITIZATION.....................................85
         SECTION 13.16     USA PATRIOT ACT NOTICE.............................86


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                         ANNEXES, EXHIBITS AND SCHEDULES

         Annex I              List of Commitments

         Exhibit A            Form of Note
         Exhibit B-1          Form of Initial Funding Disbursement Request
         Exhibit B-2          Form of Subsequent Commitment Increase Request
         Exhibit B-3          Form of Interest Election Request
         Exhibit C            [INTENTIONALLY OMITTED]
         Exhibit D            Form of Compliance Certificate
         Exhibit E            Forms of Legal Opinion of Counsel to Borrower
         Exhibit F-1          Security Instruments
         Exhibit F-2          Form of Security Agreement
         Exhibit G            Form of Assignment and Assumption

         Schedule 1.01        Approved Counterparties
         Schedule 1.02        Coal Leases
         Schedule 8.05        Litigation
         Schedule 8.06        Environmental Matters
         Schedule 8.13        Insurance
         Schedule 8.15        Subsidiaries and Partnerships
         Schedule 8.17        Title to Properties
         Schedule 8.19        Marketing Contracts
         Schedule 8.20        Swap Agreements
         Schedule 8.24        Material Agreements
         Schedule 8.29        Past Due Accounts Payable
         Schedule 9.02(e)     Notice of Certain Events
         Schedule 9.16        Scheduled Existing and Future Swap Agreements for
                                 Coal Production
         Schedule 10.02       Debt
         Schedule 10.03       Excepted Liens
         Schedule 10.04       Restricted Payments
         Schedule 10.05       Investments
         Schedule 10.07       Leases
         Schedule 10.15       Transactions with Affiliates


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         This CREDIT  AGREEMENT dated as of November 26, 2004, is among National
Coal Corporation, duly organized and existing under the laws of the State of Tennessee (the "BORROWER"); each of the Lenders from time to time party hereto;
D. B. Zwirn Special Opportunities Fund, L.P., a Delaware limited partnership (as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE Agent").

                                 R E C I T A L S

         A. The Borrower has requested that the Lenders provide certain loans to and extensions of credit on behalf of the Borrower.

         B. The Lenders have agreed to make such loans and extensions of credit subject to the terms and conditions of this Agreement.

         C. In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

                                   ARTICLE I
                       DEFINITIONS AND ACCOUNTING MATTERS

Section 1.01 TERMS DEFINED ABOVE. As used in this Agreement, each term defined above has the meaning indicated above.

Section 1.02      CERTAIN  DEFINED  TERMS.  As  used  in  this  Agreement,   the
following terms have the meanings specified below:

         "ADJUSTED LIBO RATE" shall mean, for any Interest Period for any Eurodollar Loan, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the sum of the LIBO Rate for such Interest Period for such Loan plus the Applicable Margin for a Eurodollar Loan, such rate to be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) during the period for which payable, but in no event shall such rate exceed the Highest Lawful Rate.

         "AFFECTED LOANS" has the meaning assigned to such term in Section 5.05.

         "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "AGREEMENT" means this Credit Agreement, as the same may from time to time be amended, modified, supplemented or restated.

         "APPLICABLE MARGIN" means, for any day, with respect to any Prime Loan or Eurodollar Loan, as the case may be, the rate per annum set forth in the election grid then in effect:


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--------------------------------------------------------------------------------
                                  ELECTION GRID
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         Eurodollar Loans                      8.50 %

         Prime Loans                           5.75%
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         "APPLICABLE   PERCENTAGE"  means,  with  respect  to  any  Lender,  the
percentage set forth on ANNEX I.

         "APPROVED COAL ENGINEERS" shall mean Marshall Miller & Associates, Inc.

          "APPROVED COUNTERPARTY" means (a) any Lenders or any Affiliate of a Lender, (b) any other Person whose long term senior unsecured debt rating is A-/A3 by S&P or Moody's (or their equivalent) or higher, or (c) with regard to Swap Agreements in respect of commodities, and subject to the conditions set forth therein, any other Person listed on SCHEDULE 1.01.

         "ASSIGNMENT AND ASSUMPTION" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 13.04(b)), and accepted by the Administrative Agent, in the form of EXHIBIT G or any other form approved by the Administrative Agent.

         "BOARD" means the Board of Governors of the Federal Reserve System of the United States of America or any successor Governmental Authority.

         "BORROWING" means Loans made on the same date.

         "BORROWING REQUEST" shall mean either an Initial Funding Disbursement Request or a Subsequent Commitment Increase Request.

         "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

         "CAPITAL EXPENDITURES" means, in respect of any Person, for any period, the aggregate (determined without duplication) of all exploration, mining and development expenditures and costs that are capital in nature and any other expenditures that are capitalized on the balance sheet of such Person in accordance with GAAP.

         "CAPITAL LEASES" means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder.

         "CASUALTY EVENT" means any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of any Property of Parent, the Borrower or any of its Subsidiaries, in each case having a total loss of value to such Property in excess of $150,000.

         "CASUALTY PROCEEDS" means all cash, insurance or condemnation proceeds received or to be paid to Parent, Borrower or any Subsidiary as a result of any Casualty Event.


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         "CASUALTY  PROCEEDS  ACCOUNT" has the meaning  assigned to such term in
Section 6.01.

         "CHANGE IN CONTROL" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) other than (i) Jon Nix and Affiliates of Jon Nix, (ii) Jeanne Bowen Nix, and (iii) Crestview Capital Master LLC and Affiliates of Crestview Capital Master LLC of Equity Interests representing more than 20% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Parent or Borrower, (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Parent or Borrower by Persons who were neither (i) nominated by the board of directors of the Parent or Borrower nor (ii) appointed by directors so nominated or (c) the acquisition of ownership, directly or indirectly beneficially or of record of any Equity Interest of any Subsidiary other than by Parent, Borrower or a Subsidiary of Borrower, (d) the sale, assignment, conveyance or other transfer of any of the Equity Interests of Parent owned by Jon Nix as of the Effective Date, or Jon Nix ceases to be the Chief Executive Officer of Parent or Borrower or ceases to be active in the day-to-day operations and executive decision making activities of Parent or Borrower.

         "CHANGE IN LAW" means (a) the adoption of any law, rule or regulation after the date of this Agreement by any Governmental Authority, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 5.01(b)), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

         "COAL" means all coal, including without limitation, bituminous and sub-bituminous coal and lignite and all gas, solid or liquid components derived therefrom, including synfuel products.

         "COAL LEASES" shall mean collectively, and individually, (i) coal lands described in Schedule 1.02 and (ii) any and all other coal leases from time to time entered into by the Parent, Borrower or their Subsidiaries after the Effective Date covering all or any portion of the Real Property or conferring any property interest other than a fee interest.

         "COAL PROPERTIES" means (a) all of the Coal Leases, (b) all Coal in place in, under and which may be produced from the Coal Leases and the Real Property, (c) the Real Property and all fixtures, machinery, equipment and other Property associated therewith, (d) all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Coal, Coal Leases and Real Property, (e) all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Coal, Coal Leases and Real Property and (f) all Properties, rights, titles, interests and estates described or referred to above, including any Property, real, personal or mixed, now owned or hereafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any such Coal, Coal Leases or Real Property or Property including all mining equipment, fixtures, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, shaft equipment, elevators, buildings, leases, rights-of-way, rail tracks


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and  related  equipment,  easements,  servitudes  together  with all  additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

         "COLLATERAL" means any and all (a) Properties of Parent, the Borrower and its Subsidiaries of whatsoever kind or description (whether now owned or hereafter acquired and including, without limitation, all of their Coal, Coal Leases, Real Property and Coal Properties), (b) of the issued and outstanding Equity Interests of the Borrower and its Subsidiaries and other Subsidiaries of Parent, (c) the Key Man Life Insurance required by Section 9.19 hereof on the lives of Jon Nix, Charles Kite and Robert Chmiel, (d) cash collateral or other assets securing Reclamation Bonds and (e) other Properties of whatsoever kind or description in which an interest is granted or pledged under a Security Instrument.

         "COMMITMENT" means, with respect to each Lender, the commitment of such Lender to make Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Loans hereunder. The amount representing each Lender's Commitment is set forth on ANNEX I. Initially, the aggregate amount of the Commitments of the Lenders shall be equal to the Initial Commitment ($15,000,000); PROVIDED, HOWEVER, that the Lenders may in their sole discretion, but shall be under no obligation whatsoever to do so, make Loans hereunder up to an aggregate amount equal to the sum of the Lenders' Commitments as set forth on ANNEX I.

         "COMMITMENT FEE" has the meaning assigned such term in Section 2.07(a).

         "COMMITMENT  TERMINATION  DATE"  has the  meaning  given  such  term in
Section 2.01(a).

         "CONSOLIDATED INTEREST EXPENSE" means, for any period, total interest expense and prepayment charges (including that which is capitalized and that which is attributable to capital leases, in accordance with GAAP) of Parent and its Consolidated Subsidiaries, as appropriate, on a consolidated basis with respect to all outstanding indebtedness of Parent and its Consolidated Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to any letters of credit, amortization of debt, discount, expense and other deferred financing costs.

         "CONSOLIDATED NET INCOME" means with respect to Parent and its Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of Parent and its Consolidated Subsidiaries, after allowances for taxes for such period determined on a consolidated basis in accordance with GAAP; PROVIDED that there shall be excluded from such net income (to the extent otherwise included therein) the following: (a) the net income of any Person in which Parent, the Borrower or any Consolidated Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of Parent and its Consolidated Subsidiaries, in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in cash during such period by such other Person to Parent or to a Consolidated Subsidiary; (b) the net income (but not loss) during such period of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not


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


at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Subsidiary or is otherwise restricted or prohibited, in each case determined in accordance with GAAP; (c) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (d) any extraordinary non-cash gains or losses during such period;
(e) any gains on collections from insurance policies or settlement; and (f) any gains or losses attributable to writeups or writedowns of assets, including ceiling test writedowns; and PROVIDED FURTHER that if Parent or any Consolidated Subsidiary shall acquire or dispose of any Property during such period, then Consolidated Net Income shall be calculated after giving PRO FORMA effect to such acquisition or disposition, as if such acquisition or disposition had occurred on the first day of such period.

         "CONSOLIDATED RENTS" means, for any period, the sum of all rental and other obligations required to be paid during such period by the Parent, Borrower or any Subsidiary, as lessee under all leases of real or personal property (other than capital leases), excluding any amount required to be paid by the lessee (whether or not therein designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges; provided that, if at the date of determination, any such rental or other obligations (or portion thereof) are contingent or not otherwise definitely determinable by the terms of the related lease, the amount of such obligations (or such portion thereof) (a) shall be assumed to be equal to the amount of such obligations for the period of twelve consecutive calendar months immediately preceding the date of determination or (b) if the related lease was not in effect during such preceding twelve-month period, shall be the amount estimated by the Borrower on a reasonable basis and in good faith.

         "CONSOLIDATED SUBSIDIARIES" means each Subsidiary of Parent, including the Borrower (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of Parent in accordance with GAAP.

         "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. For the purposes of this definition, and without limiting the generality of the foregoing, any Person that owns directly or indirectly 20% or more of the Equity Interests having ordinary voting power for the election of the directors or other governing body of a Person (other than as a limited partner of such other Person) will be deemed to "control" such other Person. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

         "CREDIT AGREEMENT TERMINATION DATE" means the date on which the Commitments of the Lenders have terminated and all principal, interest and all other Indebtedness have been paid in full.

         "DEBT" means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers' acceptances, debentures, notes or other similar instruments;
(b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit (but excluding letters of credit that are cash collateralized), surety or other bonds and similar instruments; (c) accounts payable and accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of Property or services; (d) all obligations under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by a Lien on any Property of such Person, whether or not such Debt is assumed by such Person; (g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (i) obligations to deliver commodities, goods or services, including, without limitation, Coal, in consideration of one or more advance payments; (j) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (k) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; and (l) Disqualified Capital Stock. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP.

         "DEFAULT" means any event or condition which constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         "DISBURSEMENT DATE" has the meaning assigned to such term in Section 3.01(a).

         "DISQUALIFIED CAPITAL STOCK" means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is one year after the earlier of (a) the Maturity Date and (b) the date on which there are no Loans or other obligations hereunder outstanding and all of the Commitments are terminated.

         "DOLLARS" or "$" refers to lawful money of the United States of America.

         "EBITDA" means, for any period, calculated in accordance with GAAP the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, income taxes, depreciation, depletion, amortization and other similar noncash charges, minus all noncash items added to Consolidated Net Income.

         "EFFECTIVE  DATE" means the date on which the  conditions  specified in
Section 7.01 are satisfied (or waived in accordance with Section 13.02).

         "ENVIRONMENTAL LAWS" means any and all Governmental Requirements pertaining in any way to health, safety, the environment or the preservation or reclamation of natural resources, in effect in any and all jurisdictions in which the Parent, Borrower or any Subsidiary is conducting or at any time has conducted business, or where any Property of the Parent, Borrower or any Subsidiary is located, including without limitation, the Surface Mining Control and Reclamation Act of 1977 ("SMCRA"), as amended, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, Kentucky Revised Statutes, Title XXVIII, Chapter 350, and all regulations promulgated pursuant thereto, all laws and regulations of the State of Tennessee governing mining and reclamation and other environmental conservation or protection Governmental Requirements.

         "EQUITY INTERESTS" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

         "ERISA AFFILIATE" means each trade or business (whether or not incorporated) which together with the Parent, Borrower or a Subsidiary would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

         "ERISA EVENT" means (a) a "Reportable Event" described in section 4043 of ERISA and the regulations issued thereunder, (b) the withdrawal of the Parent, Borrower, a Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, (e) receipt of a notice of withdrawal liability pursuant to Section 4202 of ERISA or (f) any other event or condition which might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

         "EURODOLLAR LOAN" shall mean any Loan which the Borrower has requested as a Eurodollar Loan in any Borrowing Request or Interest Election Request to bear interest at the Adjusted LIBO date and which are permitted by the terms hereof to bear interest at the Adjusted LIBO Rate.

         "EVENT OF DEFAULT" has the meaning assigned such term in Section 11.01.

         "EXCEPTED LIENS" means: (a) Liens for Taxes, assessments or other governmental charges or levies that are not yet due or that are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP in an account controlled by Administrative Agent; (b) Liens in connection with workers' compensation, unemployment insurance or other social security, old age pension or public liability obligations that are not yet due or that are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP in an account controlled by Administrative Agent; (c) statutory landlord's liens, operators', vendors', carriers', warehousemen's, repairmen's, mechanics', suppliers', workers', materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business in connection with the operation of the Coal Properties each of which is in respect of obligations that have not been outstanding for more than 60 days and are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use; and (e) Liens on cash or securities pledged to secure performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations and other obligations of a like nature incurred in the ordinary course of business, including Reclamation Bonds; PROVIDED, further that Liens described in clauses (a) through (c) shall remain "Excepted Liens" only for so long as no action to enforce such Lien has been commenced and no intention to subordinate the first priority Lien granted in favor of the Administrative Agent and the Lender is to be hereby implied or expressed by the permitted existence of such Excepted Liens.

         "EXCLUDED TAXES" means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any Guarantor hereunder or under any other Loan Document, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America or such other jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, and (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower or any Guarantor is located.

         "EXPOSURE" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Loans at such time.

         "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "FINANCIAL  PROJECTIONS"  has the  meaning  assigned  to  such  term in
Section 8.04(d).

         "FINANCIAL STATEMENTS" means the financial statement or statements of Parent, the Borrower and its Consolidated Subsidiaries, as referred to in
Section 8.04(a).

         "FIXED CHARGE COVERAGE RATIO" means, with respect to any Person for any period, the ratio of (a) the EBITDA of such Person for such period, to (b) the sum of (i) all principal of Debt of such Person and its Consolidated Subsidiaries scheduled to be paid during such period to the extent there is not an equivalent permanent reduction in the commitments thereunder, PLUS (ii) Consolidated Interest Expense and any fees payable in respect of Debt of such Person and its Consolidated Subsidiaries for such period, PLUS (iii) income taxes paid or payable by such Person and its Consolidated Subsidiaries during such period, PLUS (iv) cash dividends or distributions paid by such Person and its Consolidated Subsidiaries (other than, in the case of the Borrower, dividends or distributions paid to the Borrower or its wholly-owned Subsidiaries) during such period, PLUS (v) Maintenance Capital Expenditures made by such Person and its Consolidated Subsidiaries during such period, PLUS (vi) all amounts paid or payable by such Person and its Consolidated Subsidiaries on Capital Leases having a scheduled due date during such period, PLUS (vii) all Consolidated Rents paid or payable to such Person and its Consolidated Subsidiary during such period.

         "FOREIGN LENDER" shall mean any Lender organized under the laws of a jurisdiction, other than the United States, any State thereof or the District of Columbia.

         "FREE CASH FLOW" means for any monthly period of Parent, the Borrower and its Subsidiaries the excess, if any, of EBITDA LESS (unless such amounts have been deducted in order to determine EBITDA) (i) all interest accruing on the Loans for such period, (ii) the amount of all voluntary prepayments under the Loans made during such period, (iii) the aggregate amount actually paid by Borrower and its Subsidiaries in cash during such period on account of Maintenance Capital Expenditures (iv) required payments actually made on Capital Leases in effect on the Effective Date and having a scheduled due date during such period; (v) Consolidated Rents actually paid during such period in respect of the Ford Credit, Stowers and AEA Leasing leases listed as items 5, 6 and 7 on
Schedule 10.02 hereof in effect on the Effective Date (vi) required payments of principal on those certain Sevier County Bank Loan scheduled as item 4 on
Schedule 10.02 hereof, and (vii) required interest payments on Sevier County Bank Loan, listed as item 4 on Schedule 10.02 and on Parent's Convertible Crestview Debentures due May 31, 2005, and Parent's Crestview Debentures due March 25, 2005, scheduled as items 2 and 3 on Schedule 10.02.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time subject to the terms and conditions set forth in Section 1.04.

         "GENERAL AND ADMINISTRATIVE COSTS" means normal and customary expenses and costs that are classified as general and administrative costs, including consulting fees, salary, rent, supplies, travel and entertainment, shareholder and board member expense, insurance, accounting, legal, engineering and broker related fees, required to manage the affairs of the Parent and/or Borrower.

         "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government over Parent, the Borrower, any Subsidiary, any of their Properties, the Administrative Agent, or any Lender.

         "GOVERNMENTAL REQUIREMENT" means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), whether now or hereinafter in effect, including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

         "GUARANTOR" means Parent and any Subsidiary of the Parent or Borrower that guarantees the Indebtedness pursuant to Section 9.14(b) and any other Person that guarantees the Indebtedness pursuant to the Security Instruments.

         "HIGHEST LAWFUL RATE" means, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Indebtedness under laws applicable to such Lender that are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof.

         "INDEBTEDNESS" means any and all amounts owing or to be owing by the Borrower, any Subsidiary or any Guarantor: (a) to the Administrative Agent or any Lender under any Loan Document and (b) all renewals, extensions and/or rearrangements of any of the above.

         "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

         "INDEMNITEE" has the meaning assigned such term in Section 13.03(b).

         "INFORMATION" has the meaning assigned to such term in Section 13.11.

         "INITIAL  COMMITMENT"  has the  meaning  assigned  such term in Section
2.01.

         "INITIAL  FUNDING"  has the  meaning  assigned  such  term  in  Section
2.02(a).

         "INITIAL FUNDING DISBURSEMENT REQUEST" means a written request by the Borrower to the Lenders for the Initial Funding in the form of EXHIBIT B-1.

         "INITIAL RESERVE REPORTS" means collectively the reports of Marshall Miller & Associates, Inc. (i) dated November 1, 2004, with respect to the Coal Reserves and Fixed Assets of Straight Creek Coal Company, Harlan and Leslie Counties, Kentucky and (ii) dated November 11, 2004 with respect to the New River Tract located in Anderson, Campbell and Scott Counties, Tennessee.

         "INSOLVENT" means: (a) with reference to a Person other than a partnership, that (i) the sum of such Person's debts is greater than all of its properties, at a fair valuation, exclusive of any properties transferred, concealed, or removed with intent to hinder, delay, or defraud creditors or (ii) such Person is generally not able to pay its debts as they become due, and (b) with reference to a Person that is a partnership, that (i) such Person's financial condition is such that the sum of its debts is greater than the aggregate of, at a fair valuation, (A) all of such partnership's properties exclusive of properties transferred, concealed or removed with intent to hinder, delay or defraud creditors of the partnership, and (B) the sum of the excess of the value of each general partner's non-partnership properties, exclusive of properties transferred, concealed or removed with intent to hinder, delay or defraud creditors, over such general partner's non-partnership debts or (ii) such Person is generally not able to pay its debts as they become due.

         "INTEREST ELECTION REQUEST" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.04.

         "INTEREST PAYMENT DATE" means (a) with respect to any Prime Loan, the last day of each calendar month and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Loan with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

         "INTEREST PERIOD" means with respect to any Eurodollar Loan, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; PROVIDED, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period pertaining to a Eurodollar Loan that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

         "INVESTMENT" means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person, the contribution of capital to any other Person, or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale) or capital contribution; (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business) or
(c) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

         "LENDERS" means the Persons listed on ANNEX I, any Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

         "LIABILITIES" has the meaning assigned such term in Section 13.15.

         "LIBO RATE" means, with respect to any Eurodollar Loan for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period.

         "LIEN" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) royalties and the like payable out of the Coal Properties. The term "LIEN" shall include easements, restrictions, servitudes, permits, conditions, covenants, encroachments, exceptions, title exceptions or reservations. For the purposes of this Agreement, the Parent, Borrower and its Subsidiaries shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

         "LOAN DOCUMENTS" means this Agreement, the Notes and the Security Instruments.

         "LOANS" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

         "MAINTENANCE CAPITAL EXPENDITURES" shall mean the Capital Expenditures of the Parent, Borrower and their respective Subsidiaries which shall be limited to $825,000 or less in the aggregate for any calendar quarter commencing with the quarter ended December 31, 2004; provided that from and after the calendar quarter ending June 30, 2005 amounts not expended in a calendar quarter to reach the permitted amount may be carried forward provided that not more than (a) $1,320,000 in Capital Expenditures may be committed or made in any calendar quarter or (b) $3,300,000 in Capital Expenditures may be committed or made in any fiscal year.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, Properties, condition (financial or otherwise), prospects, management or results of operations of Parent, the Borrower and the Subsidiaries taken as a whole, (b) the ability of Parent, the Borrower, any Subsidiary or any Guarantor to perform any of its obligations under any Loan Document, (c) the validity or enforceability of any Loan Document or (d) the rights and remedies of or benefits available to the Administrative Agent or any Lender under any Loan Document.

         "MATERIAL  AGREEMENTS"  has the meaning  assigned  such term in Section
8.24.

         "MATERIAL   INDEBTEDNESS"   means  Debt  (other  than  the  Loans),  or
obligations in respect of one or more Swap Agreements, of any one or more of Parent, the Borrower and its Subsidiaries.

         "MATURITY DATE" means the date that is two years after the Effective Date.

         "MONTHLY DATE" means the last day of each calendar month.

         "MOODY'S" means Moody's Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency.

         "MORTGAGED PROPERTY" means any Property owned by the Borrower or any Guarantor which is subject to the Liens existing and to exist under the terms of the Security Instruments.

         "MORTGAGEE POLICIES" has the meaning assigned such term in Section 9.13(a).

         "MULTIEMPLOYER PLAN" means a Plan which is a multiemployer plan as defined in section 3(37) or 4001 (a)(3) of ERISA.

         "NOTES" means the promissory notes of the Borrower described in Section
2.08 and being substantially in the form of EXHIBIT A, together with all amendments, modifications, replacements, extensions and rearrangements thereof.

         "OPERATING AGREEMENT" shall mean that certain Contract Mining and Services Agreement to be dated in November 2004 by and between National Coal Corporation (as Owner) and Calvary Coal Company, Inc., a Kentucky corporation (as Operator).

          "OPERATING COSTS" means all costs (net to the Borrower and its Subsidiaries) associated with the direct operation of the Borrower's and its Subsidiaries' Coal Properties.

         "OTHER TAXES" means any and all present or future stamp or documentary taxes or any other excise or Property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement and any other Loan Document.

         "PARENT" means National Coal Corp., a Florida corporation and the owner of 100% of the Equity Interests of Borrower.

         "PARTICIPANT"   has  the   meaning   assigned   such  term  in  Section
13.04(c)(i).

         "PATRIOT ACT" has the meaning assigned such term in Section 13.16.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "PLAN" means any employee pension benefit plan, as defined in section 3(2) of ERISA, which (a) is currently or hereafter sponsored, maintained or contributed to by the Borrower, a Subsidiary or an ERISA Affiliate or (b) was at any time during the six calendar years preceding the date hereof, sponsored, maintained or contributed to by the Borrower or a Subsidiary or an ERISA Affiliate.

         "PRIME LOAN" means any Loan which borrower has request as a Prime Loan in any Borrowing Request or Interest Election Request to bear interest at the Prime Rate for each relevant day plus the Applicable Margin (rounded upwards if necessary, to the nearest 1/100 of 1%) but in no event to exceed the Highest Lawful Rate.

         "PRIME RATE" means the rate of interest per annum publicly announced from time to time by JPMorgan Chase as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. Such rate is set by the Administrative Agent as a general reference rate of interest, taking into account such factors as the Administrative Agent may deem appropriate; it being understood that many of the Administrative Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Administrative Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

         "PROPERTY" means any interest in any kind of property or asset, whether
real,  personal  or  mixed,  or  tangible  or  intangible,   including,  without
limitation, cash, securities, accounts and contract rights.

         "PROVEN AND PROBABLE COAL RESERVES" means, at any date, reserves of Coal at the mine as determined and calculated in accordance with the standards for reserves statements set forth in applicable SEC publications from time to time.

         "PURCHASE AGREEMENT" means the Purchase and Sale Agreement dated as of November, 26, 2004 by and between Borrower and Appalachian Fuels, LLC.

         "RATING AGENCIES" has the meaning assigned such term in Section 13.15.

         "REAL PROPERTY" shall mean the surface, subsurface, coal and mineral rights and interests owned, leased or otherwise held by the Parent, Borrower or their Subsidiaries.

         "RECLAMATION BONDS" shall means all bonds, required by any Governmental Authority in connection with the conduct or contemplated conduct of mining operations, including, without limitation, all performance and reclamation bonds required in connection with the mining permits for the Coal Properties.

         "REDEMPTION" means with respect to any Debt, the repurchase, redemption, prepayment, repayment or defeasance (or the segregation of funds with respect to any of the foregoing) of such Debt. "REDEEM" has the correlative meaning thereto.

         "REGISTER" has the meaning assigned such term in Section 13.04(b)(iv).

         "REGULATION D" means Regulation D of the Board, as the same may be amended, supplemented or replaced from time to time.

         "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors (including attorneys, accountants and experts) of such Person and such Person's Affiliates.

         "REMEDIAL WORK" has the meaning assigned such term in Section 9.10(a).

         "RESERVE REPORT" means the Initial Reserve Report and each other report, in form and substance satisfactory to the Lenders in their sole discretion (including, without limitation, the use of satisfactory methodologies and risk analyses), setting forth, the updated estimates of Proven and Probable Coal Reserves and projected production profiles and overall economics of the Coal Properties, together with a projection of the rate of production and future cash flows as of such date, based on the following pricing assumptions:

         (a) Coal prices (as adjusted by Administrative Agent for btu content and quality) will be determined by Administrative Agent based on Administrative Agent's then current forward product pricing curve, which prices will be adjusted to reflect location and quality differentials and forward sales contracts then in place;

         (b) cash flow will be determined based on the coal prices multiplied by projected production volumes; and

         (c) Operating Costs and production and severance taxes shall be based on actual costs, but shall take into account cost increases that the Administrative Agent believes are likely to occur.

         "RESPONSIBLE OFFICER" means, as to any Person, the Chief Executive Officer, the President, any financial officer or any Vice President of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.

         "RESTRICTED PAYMENT" means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interests in the Borrower, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any option, warrant or other right to acquire any such Equity Interests in the Borrower.

         "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., and any successor thereto that is a nationally recognized rating agency.

         "SEC" means the Securities and Exchange Commission or any successor Governmental Authority.

         "SECURITIZATION" has the meaning assigned such term in Section 13.15.

         "SECURITIZATION PARTIES" has the meaning assigned such term in Section 13.15.

         "SECURITY AGREEMENT" means the Guarantee and Collateral Agreement made by the Parent, Borrower and any Subsidiary in favor of the Administrative Agent in substantially the form of EXHIBIT F-2, as the same may be amended, modified or supplemented from time to time.

         "SECURITY INSTRUMENTS" means the Security Agreement, mortgages, deeds of trust and other agreements, instruments or certificates described or referred to in EXHIBIT F-1, and any and all other agreements, guarantees, instruments or certificates now or hereafter executed and delivered by the Borrower or any other Person in connection with, or as security for the payment or performance of the Indebtedness, the Notes and this Agreement, as such agreements may be amended, modified, supplemented or restated from time to time.

         "STATUTORY RESERVE RATE" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject, with respect to the Adjusted LIBO Rate, for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "SUBSEQUENT COMMITMENT INCREASES" has the meaning assigned such term in
Section 2.01(a).

         "SUBSEQUENT COMMITMENT INCREASE REQUEST" means a written request by the Borrower to the Lenders relating to a Subsequent Commitment Increase with respect to obtaining Reclamation Bonds for the Coal Properties purchased under the Purchase Agreement. Such request shall be in the form of EXHIBIT B-2 and shall be delivered by the Borrower accompanied by supporting data relating thereto, which data shall include (a) the identification of the Reclamation Bond and bonding requirements, terms and conditions and the Coal Properties related thereto and (b) such additional information as the Lenders shall reasonably request for the purpose of evaluating any Subsequent Commitment Increase relating thereto.

         "SUBSEQUENT FUNDING DATE" has the meaning assigned such term in Section 2.02(b).

         "SUBSIDIARY" means: (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, manager or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by Parent, the Borrower or one or more of their Subsidiaries or by

Parent, the Borrower and one or more of their Subsidiaries and (b) any partnership of which Parent, the Borrower or any of their Subsidiaries is a general partner. Unless otherwise indicated herein, each reference to the term "SUBSIDIARY" shall mean a Subsidiary of Parent and/or the Borrower.

         "SWAP AGREEMENT" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, "over-the-counter" or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions including without limitation any forward sales contracts that are either physical or financial in nature; PROVIDED that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

         "SYNTHETIC LEASES" means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, 80% of the residual value of the Property subject to such operating lease upon expiration or early termination of such lease.

         "TAXES"  means any and all present or future  taxes,  levies,  imposts,
duties,  deductions,   charges  or  withholdings  imposed  by  any  Governmental
Authority.

         "TERMINATION DATE" means the earlier of the Maturity Date and the date of termination of the Commitments.

         "TITLE COMPANY" has the meaning assigned such term in Section 9.13(a).

          "TRANSACTIONS" means, with respect to (a) the Borrower, the execution, delivery and performance by the Borrower of this Agreement and each other Loan Document to which it is a party, the borrowing of Loans, the use of the proceeds thereof, and the grant of Liens by the Borrower on Mortgaged Properties and other Properties pursuant to the Security Instruments and (b) each Guarantor, the execution, delivery and performance by such Guarantor of each Loan Document to which it is a party, its guarantee of the Indebtedness and other obligations and its grant of Liens on Mortgaged Properties and other Properties pursuant to the Security Instruments.

         "TYPE", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Prime Rate or the Adjusted LIBO Rate.

         "WHOLLY-OWNED SUBSIDIARY" means any Subsidiary of which all of the outstanding Equity Interests (other than any directors' qualifying shares mandated by applicable law), on a fully-diluted basis, are owned by Parent, the Borrower or one or more of the Wholly-Owned Subsidiaries or by Parent, the Borrower and one or more of the Wholly-Owned Subsidiaries.

         Section 1.03 TERMS GENERALLY; RULES OF CONSTRUCTION. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to the restrictions contained herein), (d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word "from" means "from and including" and the word "to" means "to and including" and (f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

         Section 1.04 ACCOUNTING TERMS AND DETERMINATIONS; GAAP. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP (or, with respect to Parent, the Borrower or their Subsidiaries, as otherwise agreed by the Borrower and the Administrative Agent), applied on a basis consistent with the Financial Statements except for changes in which the Parent's and/or Borrower's independent certified public accountants concur and that are disclosed to Administrative Agent on the next date on which financial statements are required to be delivered to the Lenders pursuant to Section 9.01(a); PROVIDED that, unless the Borrower and the Lenders shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained herein is computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods.

                                   ARTICLE II
                                   COMMITMENT

         Section 2.01 LOAN; FUNDING OF RECLAMATION BONDS.

         (a) LOANS. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Loans to the Borrower in an aggregate principal amount not to exceed its Applicable Percentage of an initial commitment of the Lenders of Fifteen Million Dollars ($15,000,000) (the "INITIAL COMMITMENT"), with subsequent Loans in an aggregate principal amount not to exceed such Lender's Applicable Percentage of up to Six Million Dollars ($6,000,000), in the manner and for the purposes provided in Section 2.01(b), Section 2.02(b) and Section 2.06(b) ("SUBSEQUENT COMMITMENT INCREASES"); PROVIDED, HOWEVER, that the aggregate amount of all Loans made hereunder shall not exceed Twenty-One Million Dollars ($21,000,000). The Initial Funding shall be utilized only for the purposes described in Section 2.06(a). Any amount of the Commitments which has not been borrowed by the Borrower prior to December 31, 2004 (the "COMMITMENT TERMINATION DATE") shall not be available to the Borrower for Loans from and after such Commitment Termination Date.

         (b) SUBSEQUENT COMMITMENT INCREASES. Each Subsequent Commitment Increase is intended to be used to fund Reclamation Bonds relating to the Coal Properties purchased pursuant to the Purchase Agreement, future legal costs in connection with this Agreement, payment of the Commitment Fee and as is otherwise set forth in Section 2.06(b) and must comply with the conditions precedent set forth in Section 7.02 and Section 7.03. All Subsequent Commitment Increase loans shall be made at the sole discretion of the Lenders. If the Lenders elect to advance any funds in connection with a Subsequent Commitment Increase the conditions precedent with respect thereto shall have been satisfied to the Lenders' satisfaction in their sole discretion. Upon satisfaction of the conditions to a Subsequent Commitment Increase, such funding shall occur in accordance with Section 2.02 and Section 2.06.

         (c) TYPES OF LOANS. Subject to Section 3.03, each Borrowing shall be comprised entirely of either Prime Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender, at its option, may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

         (d) MINIMUM AMOUNTS; LIMITATION ON NUMBER OF BORROWINGS. At the commencement of each Interest Period for any Eurodollar Loan, such Loan shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000. At the time that each Prime Loan is made, such Loan shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000. Loans of more than one Type may be outstanding at the same time, PROVIDED that there shall not at any time be more than a total of five Eurodollar Loans outstanding. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

         Section 2.02 LOANS. Subject to the satisfaction of all conditions precedent by the date of such funding:

         (a) INITIAL FUNDING. On the Effective Date, each Lender shall severally make a Loan to the Borrower in an amount equal to such Lender's Applicable Percentage of the first Fifteen Million Dollars ($15,000,000) of the Initial Commitment (the "INITIAL FUNDING") as set forth in the Initial Funding Disbursement Request delivered to such Lender by 11:00 a.m. at least five Business Days prior to the Effective Date and approved by the Lenders.

         (b) SUBSEQUENT FUNDING. On each Subsequent Funding Date after the Effective Date, each Lender shall subject to Section 2.01 severally make a Loan to the Borrower in an aggregate principal amount equal to its Applicable Percentage of the amount set forth in an approved Subsequent Commitment Increase Request, which amount shall not exceed the then unutilized amount of such Lender's Commitment. A "SUBSEQUENT FUNDING DATE" shall mean any Business Day prior to the Commitment Termination Date that is designated as the funding date in an approved Subsequent Commitment Increase Request, which date must be at least five Business Days prior to the date upon which the Subsequent Funding under such approved Subsequent Commitment Increase Request is requested to occur. The Lenders shall have no further obligation to fund any Loans after the Commitment Termination Date.

         (c) MONTHLY LIMIT. There shall not be more than one Subsequent Commitment Increase within any continuous 30 day period.

         Section 2.03 REQUESTS FOR BORROWINGS. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Loan, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Loans or (b) in the case of a Prime Loan, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in substantially the form of the Initial Funding Disbursement Request and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02: (i) the aggregate amount of the requested Borrowing; (ii) the date of such Borrowing, which shall be a Business Day; (iii) whether such Borrowing is to be a Prime Loan or a Eurodollar Loan; (iv) in the case of a Eurodollar Loan, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; (v) the amount of the then current total Exposures (without regard to the requested Loan) and the PRO FORMA total Exposures (giving effect to the requested Borrowing); and (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05. If no election as to the Type of Loan is specified, then the requested Loan shall be a Prime Loan. If no Interest Period is specified with respect to any requested Eurodollar Loan, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Each Borrowing Request shall constitute a representation that the amount of the requested Borrowing shall not cause the total Exposures to exceed the then-effective Commitments. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Loan.

         Section 2.04 INTEREST ELECTIONS.

         (a) CONVERSION AND CONTINUANCE. Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Loan, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Loan, may elect Interest Periods therefor, all as provided in this Section 2.04. The Borrower may elect different options with respect to different portions of the affected Loan, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Loan, and the Loans comprising each such portion shall be considered a separate Loan.

         (b) INTEREST ELECTION REQUESTS. To make an election pursuant to this Section 2.04, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in substantially the form of Exhibit B-3 and signed by the Borrower.

         (c) INFORMATION IN INTEREST ELECTION REQUESTS. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02: (i) the Loan to which such Interest Election
Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Loan (in which case the information to be specified pursuant to Section 2.04(c)(iii) and (iv) shall be specified for each resulting Loan); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Loan is to be a Prime Loan or a Eurodollar Loan; and (iv) if the resulting Loan is a Eurodollar Loan, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period". If any such Interest Election Request requests a Eurodollar Loan but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

         (d) NOTICE TO LENDERS BY THE ADMINISTRATIVE AGENT. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

         (e) Effect of Failure to Deliver Timely Interest Election Request and Events of Default. If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Loan prior to the end of the Interest Period applicable thereto, then, unless such Loan is repaid as provided herein, at the end of such Interest Period such Loan shall be converted to a Prime Loan. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing: (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Loan (and any Interest Election Request that requests the conversion of any Loan to, or continuation of any Borrowing as, a Eurodollar Loan shall be ineffective) and (ii) unless repaid, each Eurodollar Loan shall be converted to a Prime Loan at the end of the Interest Period applicable thereto.

         Section 2.05 FUNDING OF BORROWINGS.

         (a) FUNDING BY LENDERS. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained in New York, New York and designated by the Borrower in the Borrowing Request. Nothing herein shall be deemed to obligate any Lender to obtain the funds for its Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for its Loan in any particular place or manner.

         (b) PRESUMPTION OF FUNDING BY THE LENDERS. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Loan that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.05(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Loan available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to Prime Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Loan.

         Section 2.06 USE OF PROCEEDS. The proceeds of the Loans may be used only for the following purposes:

         (a) INITIAL FUNDING. The proceeds of the Initial Funding may be used only to:

                  (i) pay acquisition costs related to the acquisition of the Coal Properties of Appalachian Fuels, LLC pursuant to the Purchase Agreement in an aggregate amount of $12,250,000; and

                  (ii) pay transaction costs with respect to the closing of the Transactions contemplated by this Agreement (including Lender's transaction costs) and fund working capital of up to $2,750,000 in the aggregate as set forth in the Initial Funding Disbursement Request approved by the Lenders.

         (b)      SUBSEQUENT   COMMITMENT   INCREASES.   The   proceeds  of  any
Subsequent Funding may be used only to:

                  (i) fund Reclamation Bonds with respect to the Coal Properties acquired pursuant to the Purchase Agreement, but only for the amounts and purposes set forth in the applicable Subsequent Commitment Increase Request for such Reclamation Bonds;

                  (ii)     pay any amounts due under Section 2.07; and

                  (iii) pay transaction costs not paid at the Effective Date and legal costs incurred by any Lender and/or Administrative Agent in connection with the administration of this Agreement.

         (c) DIRECT FUNDING. The Lenders may, in their sole discretion, disburse any portion of any advance directly to the Person or Persons to whom such proceeds are to be paid, and impose such conditions as they deem appropriate to insure that such funds are timely and properly paid to such Persons.

         Section 2.07 FEES.

         (a) COMMITMENT FEE. The Borrower shall pay to Administrative Agent a commitment fee equal to 2% of all amounts committed to be loaned to the Borrower hereunder. In connection with the Initial Funding, Borrower will pay 2.0% of the Initial Commitment and Borrower will pay on any Subsequent Commitment Increase such 2.0% fee with respect to any amounts that have been committed to hereunder in excess of the Initial Commitment to the extent that such fee has not been paid on a previous Subsequent Funding Date ("COMMITMENT FEE").

         (b) ADMINISTRATIVE AGENT FEES. The Borrower agrees to pay to the Administrative Agent, for its own account, an annual fee in the amount of $25,000 payable on the Effective Date and on each anniversary date of the Effective Date.

         Section 2.08 NOTES. The Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of EXHIBIT A, dated, in the case of (a) any Lender party hereto as of the date of this Agreement, as of the Effective Date or (b) any Lender that becomes a party hereto pursuant to an Assignment and Assumption, as of the effective date of the Assignment and Assumption, payable to the order of such Lender in a principal amount equal to its Commitment as in effect on such date, and otherwise duly completed. The date, amount and interest rate of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note, and, prior to any transfer, may be endorsed by such Lender on a schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note. In the event that any Lender's Loan increases or decreases for any reason (whether pursuant to Section 13.04(b) or otherwise), upon such Lender's request, the Borrower shall deliver or cause to be delivered on the effective date of such increase or decrease, a new Note payable to the order of such Lender in a principal amount equal to its Loan after giving effect to such increase or decrease, and otherwise duly completed. Upon issue by Borrower and receipt by Lender of any new Note the Lender shall deliver the applicable old Note to Borrower marked cancelled.

                                  ARTICLE III
                       PAYMENTS OF PRINCIPAL AND INTEREST

         Section 3.01 REPAYMENT OF LOANS.

         (a) On each Monthly Date after January 31, 2005 (each such date being a "DISBURSEMENT DATE"), the Borrower shall repay principal by an amount equal to 50% of Free Cash Flow with the first determination of Free Cash Flow being made for January 2005 and subsequent determinations being made for each calendar month thereafter.

         (b) Notwithstanding anything herein to the contrary, if not paid prior thereto, the Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of such Lender's Loans and the accrued and unpaid interest thereon on the Maturity Date.

         Section 3.02 INTEREST.

         (a) IN GENERAL. The Loans comprising each Prime Loan shall bear interest at the Prime Rate plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate. The Loans comprising each Eurodollar Loan shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Loan, but in no event to exceed the Highest Lawful Rate.

         (b) POST-DEFAULT RATE. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, or if any principal of or interest on any Loan or any fee or other amount payable by the Borrower or any Guarantor hereunder or under any other Loan Document is not paid when due, whether at stated maturity, upon acceleration or otherwise, then all Loans outstanding, in the case of an Event of Default, and such overdue amount, in the case of a failure to pay amounts when due, shall bear interest, after as well as before judgment, at a rate per annum equal to three percent (3%) PLUS the rate applicable to Prime Loans as provided in Section 3.02(a), but in no event to exceed the Highest Lawful Rate.

         (c) INTEREST PAYMENT DATES. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and on the Termination Date, as applicable; PROVIDED that (i) interest accrued pursuant to
Section 3.02(b) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than an optional prepayment of a Prime Loan prior to the Termination Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and
(iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

         (d) INTEREST RATE COMPUTATIONS. All interest computed by reference to the Adjusted LIBO Rate or LIBO Rate shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year). All interest computed by reference to the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Prime Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error, and shall be binding upon the parties hereto.

         Section 3.03 ALTERNATE RATE OF INTEREST. If prior to the commencement of any Interest Period for a Eurodollar Loan:

         (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate for such Interest Period; or

         (b) the Administrative Agent is advised by the Lenders that the Adjusted LIBO Rate or LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to the Lenders of making or maintaining their Loans included in such Loan for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Loan to, or continuation of any Borrowing as, a Eurodollar Loan shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Loan, such Loan shall be made as a Prime Loan.

         Section 3.04 PREPAYMENTS.

         (a) VOLUNTARY PREPAYMENTS. The Borrower may prepay all or any portion of the Loans upon not less than 10 Business Days prior notice to the Lenders, which notice shall be irrevocable and shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment (which shall be at least the lesser of $150,000 or the remaining principal balance outstanding on the Loans) and effective only upon receipt by each Lender, provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date. Each prepayment of the Loans shall be applied ratably to all Loans then outstanding.

         (b)      REBORROWING  PROHIBITED;   APPLICATION  OF  PREPAYMENTS.   Any
voluntary or mandatory payments or prepayments on the Loans may not be reborrowed.

         (c) PREPAYMENT FEE. Any prepayments permitted under this Article III made on or before the first anniversary hereof shall be subject to payment of a prepayment fee of 2.0% of the principal amount so prepaid. The foregoing prepayment fee shall not be due with respect to any payments required in Section
3.01 hereof.

         (d) NOTICE AND TERMS OF OPTIONAL PREPAYMENT. The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Loan, not later than 12:00 noon, New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of a Prime Loan, not later than 12:00 noon, New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Loan or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Loan, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each partial prepayment of any Loan shall be in an amount that would be permitted in the case of an advance of a Loan of the same Type as provided in Section 2.02. Each prepayment of a Loan shall be applied ratably to the applicable Loans included in the prepaid Loan. Prepayments shall be accompanied by accrued interest to the extent required by Section 3.02.

         Section 3.05 MANDATORY REPAYMENTS. Subject to the provisions of Section 10.13, in the event that the Borrower or its Subsidiaries sell, assign or otherwise dispose of any of their Coal Properties, then the Borrower shall prepay the Loans on the date such sale or other disposition of the Coal Properties occurs in an aggregate principal amount equal to, unless otherwise agreed to in writing by the Lenders, the proceeds of such sale or disposition, less the costs and fees associated with such sale or disposition provided that such costs and fees are not in excess of 1% of the proceeds from such sale or disposition or otherwise approved by the Lenders.

                                   ARTICLE IV
               PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS.

         Section  4.01  PAYMENTS  GENERALLY;  PRO  RATA  TREATMENT;  SHARING  OF
SET-OFFS.

         (a) PAYMENTS BY THE BORROWER. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees, or of amounts payable under Section 5.01, Section 5.02, Section 5.03 or otherwise) prior to 12:00 noon, New York, New York time, on the date when due, in immediately available funds, without defense, deduction, recoupment, set-off or counterclaim. Fees, once paid, shall not be refundable under any circumstances. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices specified in Section 13.01, except that payments pursuant to Section 5.01, Section 5.02, Section 5.03 and Section 13.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding
Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

         (b) APPLICATION OF INSUFFICIENT PAYMENTS. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

         (c) SHARING OF PAYMENTS BY LENDERS. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; PROVIDED that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 4.01(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 4.01(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

         Section 4.02 PRESUMPTION OF PAYMENT BY THE BORROWER. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the
Administrative Agent forthwith on demand the amount so distributed to such Lenders with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

         Section 4.03 CERTAIN DEDUCTIONS BY THE ADMINISTRATIVE AGENT. If any Lender shall fail to make any payment required to be made by it pursuant to
Section 2.05(b) or Section 4.02 then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                                   ARTICLE V
                             INCREASED COSTS; TAXES

         Section 5.01 INCREASED COSTS.

         (a)      EURODOLLAR CHANGES IN LAW. If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                  (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

         (b) CAPITAL REQUIREMENTS. If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by Lenders hereunder, to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

         (c) CERTIFICATES. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in the immediately preceding subsections (a) or
(b) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

         (d) EFFECT OF FAILURE OR DELAY IN REQUESTING COMPENSATION. Failure or delay on the part of any Lender to demand compensation pursuant to this
Section 5.01 shall not constitute a waiver of such Lender's right to demand such compensation.

         Section 5.02 BREAK FUNDING PAYMENTS. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan into a Prime Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 5.04(b), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the Eurodollar market. A certificate of any

Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 5.02 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

         Section 5.03 TAXES.

         (a) PAYMENTS FREE OF TAXES. Any and all payments by or on account of any obligation of the Borrower or any Guarantor under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower or any Guarantor shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.03(a)), the Administrative Agent or Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such Guarantor shall make such deductions and (iii) the Borrower or such Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

         (b) PAYMENT OF OTHER TAXES BY THE BORROWER. The Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

         (c) INDEMNIFICATION BY THE BORROWER. The Borrower shall indemnify the Administrative Agent and each Lender within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate of the Administrative Agent or a Lender as to the amount of such payment or liability under this Section 5.03 shall be delivered to the Borrower and shall be conclusive absent manifest error.

         (d) EVIDENCE OF PAYMENTS. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or a Guarantor to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

         (e) FOREIGN LENDERS. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement or any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

         (f) TAX REFUNDS. If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the  Borrower  has paid  additional  amounts  pursuant  to this
Section 5.03, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 5.03 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); PROVIDED, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section 5.03 shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

         Section 5.04 MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS.

         (a) DESIGNATION OF DIFFERENT LENDING OFFICE. If any Lender requests compensation under Section 5.01, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.01 or Section 5.03, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

         (b) REPLACEMENT OF LENDERS. If any Lender requests compensation under Section 5.01, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 13.04(b)), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section
5.01 or payments required to be made pursuant to Section 5.03, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

         Section 5.05 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its applicable lending office to honor its obligation to make or maintain Eurodollar Loans either generally or having a particular Interest Period hereunder, then
(a) such Lender shall promptly notify the Borrower and the Administrative Agent thereof and such Lender's obligation to make such Eurodollar Loans shall be suspended (the "AFFECTED LOANS") until such time as such Lender may again make and maintain such Eurodollar Loans and (b) all Affected Loans which would otherwise be made by such Lender shall be made instead as Prime Loans (and, if such Lender so requests by notice to the Borrower and the Administrative Agent, all Affected Loans of such Lender then outstanding shall be automatically converted into Prime Loans on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) Prime Loans, all payments of principal which would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Prime Loans.

                                   ARTICLE VI
                                CASUALTY PROCEEDS

         Section 6.01 CASUALTY PROCEEDS. All Casualty Proceeds are hereby assigned by the Parent and Borrower to the Administrative Agent, and the Borrower shall have the right to collect any such payments, and such payments shall be deposited by the Lenders or the Administrative Agent in an account controlled by Administrative Agent (the "CASUALTY PROCEEDS ACCOUNT"). In the event of any casualty, the Borrower shall deliver within 30 days, a written report from an engineering firm acceptable to the Lenders describing the nature of the casualty, the nature of any restoration required, and a good faith estimate of the cost of such restoration. If the Lenders in their sole discretion determine that the remediation is not in its best interests, given the cost of such restoration and the affect such restoration would have on the amount and timing of repayment of the Loans, then the Lenders may apply such Casualty Proceeds to the prepayment of the outstanding principal balance and accrued interest of the Loans and the other Indebtedness, whether or not such Indebtedness is then due and payable. If the Lenders determine that such Casualty Proceeds shall be used for restoration, then the proceeds shall be disbursed from the Casualty Proceeds Account for such restoration in accordance with procedures reasonably determined by the Lenders consistent with construction loan funding principles. Notwithstanding the foregoing, if the Lenders determine that the Casualty Proceeds shall be used for restoration and such Casualty Proceeds are less than $50,000, then such amount shall be disbursed from the Casualty Proceeds Account to the Borrower and the Borrower shall utilize such proceeds solely for restoration of such casualty.

                                  ARTICLE VII
                              CONDITIONS PRECEDENT

         Section 7.01 INITIAL FUNDING. The obligations of the Lenders to make their Loans under the Initial Funding shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 13.02):

         (a) The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

         (b) The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of each of Parent and the Borrower, and each Subsidiary setting forth (i) resolutions of its Board of Directors, Board of Managers or similar body with respect to the authorization of such Person to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers or other designated persons of such (y) who are authorized to sign the Loan Documents to which the such Person is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and the certificate of incorporation, bylaws, certificate of formation, operating agreement, partnership agreement or other similar organizational documents, of each Person, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the applicable Person to the contrary.

         (c) The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of Parent, the Borrower and each Subsidiary.

         (d) The Administrative Agent shall have received a compliance certificate which shall be substantially in the form of EXHIBIT D, duly and properly executed by a Responsible Officer and dated as of the date of Effective Date.

         (e) The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such party.

         (f) The Administrative Agent shall have received duly executed Notes payable to the order of each Lender in a principal amount equal to its Commitment dated as of the date hereof.

         (g) The Borrower shall have delivered to the Administrative Agent the Initial Funding Disbursement Request in the amount of the Initial Funding.

         (h) The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Security Instruments, including the Security Agreement and the other Security Instruments described on EXHIBIT F-1. In connection with the execution and delivery of the Security Instruments, the Administrative Agent shall:

                  (i) be reasonably satisfied that the Security Instruments create first priority, perfected Liens on the Collateral, such Liens being subject only to Excepted Liens identified in clauses (a) to (d) and (e) of the definition thereof, but subject to the provisos at the end of such definition.

                  (ii) have received certificates, together with undated, blank stock powers for each such certificate, representing all of the issued and outstanding Equity Interests of the Borrower, and each Subsidiary.

         (i) The Administrative Agent shall have received an opinion of counsel to the Parent and Borrower, substantially in the forms set forth in EXHIBIT E hereto.

         (j) The Administrative Agent shall have received a certificate of insurance coverage of the Parent and Borrower evidencing that the Parent and Borrower is carrying insurance in accordance with Section 8.13.

         (k) The Administrative Agent shall have received title information as the Administrative Agent may require satisfactory to the Administrative Agent setting forth the status of title to the Coal Properties, including the Coal Properties evaluated in the Initial Reserve Reports as of the Effective Date.

         (l) The Administrative Agent shall be satisfied with the environmental condition of the Coal Properties of the Parent, Borrower and their Subsidiaries and have received such reports as in form and scope satisfactory to the Administrative Agent and the Lenders as they may request related thereto.

         (m) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the Parent, Borrower and their Subsidiaries have received all consents and approvals required by Section
8.03 except those to be obtained after the Effective Date as provided in Section 9.20, provided that Borrower will provide Administrative Agent with a written statement from the Tennessee Valley Authority or one of its Affiliates to the effect that it will consent to the assignment of certain leases under which it is the "lessor" that Borrower will receive pursuant to the Purchase Agreement.

         (n) The Administrative Agent shall have received (i) the financial statements referred to in Section 8.04(a), (ii) the Initial Reserve Reports accompanied by a certificate covering the matters described in Section 9.12(a) and (iii) copies of all material contracts or agreements, including, but not limited to, all operating agreements covering the Coal Properties, as well as all marketing, transportation, and processing agreements related to such Coal Properties.

         (o) The Administrative Agent shall have received appropriate UCC search certificates reflecting no prior Liens encumbering the Properties, the Parent, the Borrower and each Subsidiary for each of the following jurisdictions: Florida, Tennessee, Kentucky, including the following Tennessee counties: Scott, Anderson, and Campbell, and the following Kentucky counties:
Bell, Harlan and Leslie and any other jurisdiction requested by the Administrative Agent.

         (p) The Administrative Agent shall have received evidence that the Borrower has the required Swap Agreements set forth in Section 8.19 in place with one or more Approved Counterparties.

         (q) The Administrative Agent shall be satisfied that there are no negative price deviations in the coal prices that would have a Material Adverse Effect on the value of the Coal Properties of Parent, Borrower and their Subsidiaries.

         (r) The Administrative Agent shall be satisfied that there has been no Material Adverse Effect to the Parent or Borrower since September 30, 2004.

         (s) Since September 30, 2004, there shall not have been any disruption or adverse change in the financial or capital markets.

         (t) The Administrative Agent shall be reasonably satisfied with the potential environmental liabilities associated with the Coal Properties, including, without limitation, the bonding or collateralization obligations of the Parent and Borrower associated therewith.

         (u) The Administrative Agent shall have completed, and be satisfied with, its due diligence review of the Parent, Borrower, its operations and financial condition, the Material Agreements, the Coal Properties and other related matters.

         (v) The transactions contemplated by the Purchase Agreement and Operating Agreement shall have been consummated simultaneously with the funding hereunder and the Administrative Agent shall have received counterparts of the Purchase Agreement and all related transfer and conveyance documents described therein and the Operating Agreement, each in form and substance acceptable to the Administrative Agent and the Lenders, duly executed by a duly authorized representative on behalf of each counterparty thereto.

         (w) The Administrative Agent shall have received evidence satisfactory to the Administrative Agent, in its sole discretion, that the Parent, the Borrower, and each of their Subsidiaries, has obtained all bonds required by any Governmental Authority in connection with its contemplated conduct of mining operations, including, without limitation, all performance and reclamation bonds required in connection with the mining permits for the Coal Properties.

         (x) The Administrative Agent shall have received evidence satisfactory to Administrative Agent that Borrower has filed all necessary applications with respect to Reclamation Bonds related to the properties being acquired in the Purchase Agreement that may be required by any Governmental Authority.

         (y) releases of all Liens with respect to the Stewart Flink Debt that has been repaid and releases of Liens under the Sevier Bank Loan relating to personal property of Borrower and Parent.

         (z) The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

         The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (waived pursuant to Section 13.02) at or prior to 2:00 p.m., New York, New York time, on November 26, 2004 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

         Section 7.02 SUBSEQUENT FUNDINGS. The obligation of the Lenders to make Loans to the Borrower with respect to any Subsequent Fundings is subject to the following conditions:

         (a)      The satisfaction of the conditions set forth in Section 7.03.

         (b) The delivery to the Lenders and their approval (in their sole discretion) in writing of a Subsequent Commitment Increase Request (delivered by the Borrower to the Lenders at least 5 days, but not more than 15 days, prior to the date when the Subsequent Funding is requested. The Lenders' approval, if any, of any Subsequent Commitment Increase Request shall be at their sole and unfettered discretion; any such approval will require such information regarding the Reclamation Bonds and such other information as the Lenders may request. No Lenders shall have any obligation to approve any Subsequent Commitment Increase Request.

         Section 7.03 ALL FUNDINGS. The obligation of the Lenders to make Loans to the Borrower upon the occasion of each Borrowing hereunder (including the Initial Funding) is subject to the further conditions precedent that, as of the date of such Borrowing and after giving effect thereto:

         (a)      no Default shall have occurred and be continuing;

         (b)      no Material Adverse Effect shall have occurred; and

         (c) the representations and warranties made or deemed made by the Borrower or any Affiliate in Article VIII and in the Loan Documents shall be true on and as of the date of such borrowing with the same force and effect as if made on and as of such date and following such new Borrowing, except to the extent such representations and warranties are expressly limited to an earlier date or the Lenders may expressly consent in writing to the contrary.

         Section 7.04 CONDITIONS PRECEDENT FOR THE BENEFIT OF THE LENDER. All conditions precedent to the obligations of the Lenders to make any advance is imposed hereby solely for the benefit of the Lenders, and no other Person may require satisfaction of any such condition precedent or be entitled to assume that the Lenders will refuse to make any advance in the absence of strict compliance with such conditions precedent.

         Section 7.05 NO WAIVER. No waiver of any condition precedent shall preclude the Lenders from requiring such condition to be met prior to making any subsequent advance of the Loans.

                                  ARTICLE VIII
                         REPRESENTATIONS AND WARRANTIES

         The Borrower and Parent each represents and warrants to the Lenders that:

         Section 8.01 ORGANIZATION; POWERS. Each of Parent, the Borrower and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where failure to have such power, authority, licenses, authorizations, consents, approvals and qualifications could not reasonably be expected to have a Material Adverse Effect.

         Section 8.02 AUTHORITY; ENFORCEABILITY. The Transactions are within the Borrower's and each Guarantor's powers and have been duly authorized by all necessary company and, if required, member action. Each Loan Document to which the Borrower and each Guarantor is a party has been duly executed and delivered by the Borrower and such Guarantor and constitutes a legal, valid and binding obligation of the Borrower and such Guarantor, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         Section 8.03 APPROVALS; NO CONFLICTS. The Transactions (a) do not except as provided in Section 9.20 require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors or managers, whether interested or disinterested, of the Parent, Borrower or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than (i) the recording and filing of the Security Instruments as required by this Agreement and (ii) those third party approvals or consents that, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of Parent, the Borrower or any Subsidiary or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon Parent, the Borrower or any Subsidiary or their respective Properties, or give rise to a right thereunder to require any payment to be made by Parent, the Borrower or such Subsidiary and (d) will not result in the creation or imposition of any Lien on any Property of Parent, the Borrower or any Subsidiary (other than the Liens created by the Loan Documents).

         Section 8.04 FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE.

         (a) Parent has heretofore furnished to the Administrative Agent the consolidated balance sheet and statements of income, stockholders equity and cash flows for Parent and its Consolidated Subsidiaries (i) as of and for the fiscal year ended December 31,

2003, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended September 30, 2004, certified by a Responsible Officer of Parent. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Parent and its Consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the unaudited quarterly financial statements.

         (b) Since September 30, 2004, (i) there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect and (ii) the business of Parent or its Subsidiaries has been conducted only in the ordinary course consistent with past business practices.

         (c) Neither Parent nor any of its Subsidiaries has on the date hereof any material Debt (including Disqualified Capital Stock) or any contingent liabilities, off-balance sheet liabilities or partnerships, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the Financial Statements.

         (d) The Borrower has heretofore furnished to the Administrative Agent and (i) projected consolidated monthly income statements, together with selected consolidated balance sheet data and cash flow data production and sale of Coal data, with respect to the Parent, Borrower and their Subsidiaries for the period from January 1, 2005, through December 31, 2005, and (ii) projected consolidated annual income statements, together with selected balance sheet data and cash flow data, with respect to the Parent and its Subsidiaries for the fiscal years ending in 2006 through 2007, which projected consolidated financial statements and data shall be updated from time to time pursuant to Section 9.01(n) and shall be prepared using the format used to prepare such projected financial statements and data (collectively, the "Financial Projections"). Such Financial Projections, as so updated, are believed by the Borrower at the time furnished to be reasonable, have been prepared on a reasonable basis and in good faith by the Borrower, and have been based on assumptions believed by the Borrower to be reasonable at the time made and upon the best information then reasonably available to the Borrower, and the Borrower is not aware of any facts or information that would lead it to believe that such projections, as so updated, are incorrect or misleading in any material respect.

         Section 8.05 LITIGATION.

         (a) Except as set forth on SCHEDULE 8.05, there are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of Parent and Borrower, threatened against or affecting Parent, the Borrower or any Subsidiary (i) that is not fully covered by insurance (except for normal deductibles), or (ii) that involve any Loan Document or the Transactions.

         (b) Since the date of this Agreement, there has been no negative change in the status of the matters disclosed in SCHEDULE 8.05.

         Section 8.06 ENVIRONMENTAL MATTERS. Except as is set forth on SCHEDULE 8.06:

         (a) neither any Property of Parent, the Borrower or any Subsidiary nor the operations conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws.

         (b) no Property of Parent, the Borrower or any Subsidiary nor the operations currently conducted thereon or, to the knowledge of Parent and Borrower, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws.

         (c) except as provided in Section 9.20 all notices, permits, licenses, exemptions, approvals or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of Parent, the Borrower and each Subsidiary, including, without limitation, past or present treatment, storage, disposal or release of a hazardous substance, oil and gas waste or solid waste into the environment, have been duly obtained or filed, and Parent, the Borrower and each Subsidiary are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations.

         (d) all hazardous substances, solid waste and oil and gas waste, if any, generated at any and all Property of Parent, the Borrower or any Subsidiary have in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the knowledge of Parent and Borrower, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with
Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws.

         (e) Parent and the Borrower have taken all steps reasonably necessary to determine and have determined that no hazardous substances, solid waste or oil and gas waste, have been disposed of or otherwise released and there has been no threatened release of any hazardous substances, solid waste or oil and gas waste on or to any Property of the Parent, the Borrower or any Subsidiary except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment.

         (f) to the extent applicable, all Property of Parent, the Borrower and each Subsidiary currently satisfies all design, operation, and equipment requirements imposed by the SMCRA, and the Borrower does not have any reason to believe that such Property, to the extent subject to the SMCRA, will not be able to maintain compliance with the SMCRA requirements during the term of this Agreement.

         (g) neither Parent, the Borrower nor any Subsidiary has any known contingent liability or Remedial Work in connection with any release or threatened release of any hazardous substance, solid waste or oil and gas waste into the environment that would result in a Material Adverse Effect.

         (h)      neither  Parent's,  the Borrower's nor any  Subsidiary's  Coal
operations  on  its  Coal  Properties  will  be  subject  to  any  environmental assessment  requirements  under the  National  Environmental  Policy  Act or any
analogous   Governmental   Regulation  or  any  other  environmental  review  or
assessment requirements in excess of environmental review and assessment requirements required in connection with Borrower and its Subsidiaries obtaining any permits or other required items in connection with the Coal Properties.

         (i) the estimates provided by the Parent, Borrower or any Subsidiary to the Lenders or the Administrative Agent of the costs to perform mining reclamation in accordance with Governmental Requirements are accurate and complete, except to the extent that the variance from the estimate does not result in a Material Adverse Effect.

         Section 8.07 COMPLIANCE WITH THE LAWS AND AGREEMENTS; NO DEFAULTS.

         (a) Each of Parent, the Borrower and each Subsidiary is in substantial compliance with all Governmental Requirements applicable to it or its Property and all agreements and other instruments binding upon it or its Property, and possesses all licenses, permits, franchises, exemptions, approvals and other governmental authorizations necessary for the ownership of its Property and the conduct of its business.

         (b) Neither Parent, the Borrower nor any Subsidiary is in default nor has any event or circumstance occurred that, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default or would require Parent, the Borrower or a Subsidiary to Redeem or make any offer to Redeem under any indenture, note, credit agreement or instrument pursuant to which any Material Indebtedness is outstanding or by which the Parent, the Borrower or any Subsidiary or any of their Properties is bound.

         (c)      No Default has occurred and is continuing.

         Section 8.08 INVESTMENT COMPANY ACT. Neither Parent, the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of, or subject to regulation under, the Investment Company Act of 1940, as amended.

         Section 8.09 PUBLIC UTILITY HOLDING COMPANY ACT. Neither Parent, the Borrower nor any Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

         Section 8.10 TAXES. Each of Parent, the Borrower and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which Parent, the Borrower or such Subsidiary, as applicable, has set aside adequate reserves in accordance with GAAP in an account controlled by Administrative Agent. The charges, accruals and reserves on the books of Parent, the Borrower and its Subsidiaries in respect of Taxes and other governmental charges are, in the reasonable opinion of Parent and the Borrower, adequate. No Tax Lien has been filed and, to the knowledge of the Parent and Borrower, no claim is being asserted with respect to any such Tax or other such governmental charge.

         Section 8.11 ERISA.

         (a)      Parent,   the  Borrower,   the  Subsidiaries  and  each  ERISA
Affiliate, if applicable, have complied where applicable in all material respects with ERISA and, where applicable, the Code regarding each Plan.

         (b)      Each  Plan  is,  and  has  been,   maintained  in  substantial
compliance with ERISA and, where applicable, the Code.

         (c) No act, omission or transaction has occurred which could result in imposition on Parent, the Borrower, any Subsidiary or any ERISA
Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to subsections (c), (i) or (l) of section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA.

         (d) No Plan (other than a defined contribution plan) or any trust created under any such Plan has been terminated since September 2, 1974. No liability to the PBGC (other than for the payment of current premiums that are not past due) by Parent, the Borrower, any Subsidiary or any ERISA Affiliate has been or is expected by Parent, the Borrower, any Subsidiary or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event with respect to any Plan has occurred.

         (e) Full payment when due has been made of all amounts which Parent, the Borrower, the Subsidiaries or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan as of the date hereof, and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan.

         (f) The actuarial present value of the benefit liabilities under each Plan which is subject to Title IV of ERISA does not, as of the end of Parent's and the Borrower's most recently ended fiscal year, exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

         (g) Neither Parent, the Borrower, the Subsidiaries nor any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by Parent, the Borrower, a Subsidiary or any ERISA Affiliate in its sole discretion at any time without any material liability.

         (h) Neither Parent, the Borrower, the Subsidiaries nor any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the six-year period preceding the date hereof sponsored, maintained or contributed to, any Multiemployer Plan.

         (i) Neither Parent, the Borrower, the Subsidiaries nor any ERISA Affiliate is required to provide security under section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

         Section 8.12 DISCLOSURE; NO MATERIAL MISSTATEMENTS. No written information, statement, exhibit, certificate, document or report furnished to either the Administrative Agent or the Lenders by Parent, the Borrower or any of their Affiliates in connection with the negotiation of this Agreement and the other Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading in the light of the circumstances in which made and with respect to Parent, the Borrower and their Affiliates taken as a whole. There is no fact peculiar to Parent, the Borrower or any of their Affiliates which has a Material Adverse Effect or in the future is reasonably likely to have (so far as the Parent and Borrower can now foresee) a Material Adverse Effect and which has not been set forth in this Agreement, the Loan Documents or the other documents, certificates and statements furnished to the Administrative Agent and the Lenders by or on behalf of Parent, the Borrower or their Affiliates prior to, or on, the Effective Date in connection with the transactions contemplated hereby. There are no statements or conclusions in any Reserve Report that are based upon or include misleading information or fail to take into account material information regarding the matters report therein.

         Section 8.13 INSURANCE. SCHEDULE 8.13 attached hereto contains an accurate and complete description of all material policies of fire, liability, workmen's compensation and other forms of insurance that are owned or held by or on behalf of Parent and/or the Borrower. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all Governmental Requirements and all agreements to which Parent and/or the Borrower is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage for the assets and operations of Parent and/or the Borrower in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business; will remain in full force and effect through the respective dates set forth in SCHEDULE 8.13; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement and the Loan Documents. Neither Parent and/or the Borrower (nor to Parent's and/or Borrower's knowledge any prior owner of the Coal Properties) has been refused any insurance with respect to its assets or operations, nor has it been limited below usual and customary policy limits, by an insurance carrier to which it has applied for any insurance or with which it has carried insurance during the last three years. The Administrative Agent and the Lenders have been named as additional insureds in respect of such liability insurance policies and the Administrative Agent has been named as loss payee with respect to property loss insurance.

         Section 8.14 RESTRICTION ON LIENS. Neither Parent, the Borrower nor any of the Subsidiaries is a party to any material agreement or arrangement, or subject to any order, judgment, writ or decree, that either restricts or purports to restrict its ability to grant Liens to the Administrative Agent and the Lenders on or in respect of their Properties to secure the Indebtedness and the Loan Documents.

         Section 8.15 SUBSIDIARIES. Except as set forth on SCHEDULE 8.15, neither Parent nor Borrower has Subsidiaries.

         Section 8.16 LOCATION OF BUSINESS AND OFFICES. The Borrower's jurisdiction of organization is Tennessee; the name of the Borrower as listed in the public records of its jurisdiction of organization is National Coal Corporation; and the organizational identification number of the Borrower in its jurisdiction of organization is 0440768 (or, in each case, as set forth in a notice delivered to the Administrative Agent pursuant to Section 9.01(m) in accordance with Section 13.01). The Borrower's principal place of business and chief executive offices are located at the address specified in Section 13.01 (or as set forth in a notice delivered pursuant to Section 9.01(m) and Section 13.01(c)). Each Subsidiary's jurisdiction of organization, name as listed in the public records of its jurisdiction of organization, organizational identification number in its jurisdiction of organization, and the location of its principal place of business and chief executive office is stated on SCHEDULE
8.15 (or as set forth in a notice delivered pursuant to Section 9.01(m)). Parent's jurisdiction of organization is Florida; the name of Parent as listed in the public records of its jurisdiction of organization is National Coal Corp.; and the organizational identification number of Parent in its jurisdiction of organization is P95000061770 (or, in each case, as set forth in a notice delivered to the Administrative Agent pursuant to Section 9.01(m) in accordance with Section 13.01). Parent's principal place of business and chief executive offices are located at the address specified in Section 13.01 (or as set forth in a notice delivered pursuant to Section 9.01(m) and Section 13.01(c)). Each Subsidiary's jurisdiction of organization, name as listed in the public records of its jurisdiction of organization, organizational identification number in its jurisdiction of organization, and the location of its principal place of business and chief executive office is stated on SCHEDULE
8.15 (or as set forth in a notice delivered pursuant to Section 9.01(m)).

         Section 8.17 PROPERTIES; TITLES, ETC.

         (a) The real property owned or leased by the Parent, the Borrower and their Subsidiaries is described on SCHEDULE 8.17. Each of the Parent, the Borrower and the Subsidiaries have good and marketable title to or valid leasehold interest in the Coal Leases, the Real Property and all other material properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except Excepted Liens, and subject to the terms and conditions of the applicable leases. No litigation or claims are currently pending, or the best knowledge of the Borrower, threatened which would question the Parent's, Borrower's or their respective Subsidiaries' title to the Coal Properties.

         (b) All leases and agreements delivered in connection with the Initial Funding are valid and subsisting, in full force and effect and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would affect in any material respect the conduct of the business of the Borrower.

         (c) The Property presently owned, leased or licensed by the Parent, Borrower and their Subsidiaries including, without limitation, all mineral, surface and access rights, easements and rights of way, is all of the Property necessary to permit the Parent, Borrower and its Subsidiaries to conduct their business in all material respects in the manner as would a prudent operator and Parent, Borrower and their Subsidiaries will not be required to acquire any material assets to continue the current operations of Parent's, Borrower's and their Subsidiaries' Properties other than the replacement of equipment in the ordinary course of business, and no default has occurred or is existing with respect to any such rights that could reasonably be expected to cause the loss of such rights or to otherwise impact the ability of the Parent, Borrower or their Subsidiaries to conduct their business.

         (d) All fixtures, improvements and personal property included in the Properties of the Borrower and its Affiliates which are reasonably necessary for the operation of its business are in good working condition and are maintained in accordance with prudent business standards.

         (e) The Parent, Borrower and each Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual Property material to its business, and the use thereof by the Parent, Borrower and each such Subsidiary does not infringe upon the rights of any other Person. The Parent, Borrower and their Subsidiaries either own or have valid licenses or other rights to use all databases, geological data, geophysical data, engineering data, seismic data, maps, interpretations and other technical information used in their businesses as presently conducted, subject to the limitations contained in the agreements governing the use of the same, which limitations are customary for companies engaged in the business of the mining and production of Coal.

         (f) Except as could not reasonably be expected to have a Material Adverse Effect, and those consents to be obtained after the Effective Date pursuant to Section 9.20, the Parent, Borrower and their Subsidiaries (i) have the right to pledge and encumber such parties rights in and to the Collateral, and (ii) the Administrative Agent, any Lender, or any other party that gains ownership or possession of any Collateral by reason of such pledge or encumbrance shall be permitted to sell, transfer or assign such rights to a subsequent Person subject only to obtaining consents from Governmental Authorities typically required in the ordinary course of business.

         Section 8.18 MAINTENANCE OF PROPERTIES. The Coal Properties have been maintained, operated and developed in a good and workmanlike manner and in conformity with all Government Requirements and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Coal Leases and other contracts and agreements forming a part of the Coal Properties. All equipment, machinery and other material improvements, fixtures and equipment owned in whole or in part by Parent, the Borrower or any of its Subsidiaries that are necessary to conduct normal operations are being maintained in a state adequate to conduct normal operations, and with respect to such of the foregoing that are operated by Parent, the Borrower or any of their Subsidiaries, in a manner consistent with Parent's, the Borrower's or their Subsidiaries' past practices.

         Section 8.19 MARKETING OF COAL. SCHEDULE 8.19 includes a list of all Coal marketing contracts in effect on the Effective Date. All proceeds from the sale of Parent's or the Borrower's interests in Coal from its Coal Properties are currently being paid in full to the

Borrower by the purchaser thereof on a timely basis, and none of such proceeds are currently being held in suspense by such purchaser or any other Person.

         Section 8.20 SWAP AGREEMENTS. SCHEDULE 8.20, as of the date hereof, and after the date hereof, each report required to be delivered by Parent or the Borrower pursuant to Section 9.01(f), sets forth a true and complete list of all Swap Agreements of Parent or the Borrower and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

         Section 8.21 USE OF LOANS. The proceeds of the Loans shall be used to pay the purchase price under the Purchase Agreement, pay the commitment fee referenced in Section 2.07 and pay the other costs of the transactions related to this Agreement. Neither Parent nor the Borrower nor their respective Subsidiaries are engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board). No part of the proceeds of any Loans will be used for any purpose which violates the provisions of Regulations T, U or X of the Board.

         Section 8.22 SOLVENCY. After giving effect to the transactions contemplated hereby, (a) the aggregate assets (after giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement), at a fair valuation, of the Borrower and the Guarantors, taken as a whole, will exceed the aggregate Debt of the Borrower and the Guarantors on a consolidated basis, as the Debt becomes absolute and matures, (b) each of the Borrower and the Guarantors has not incurred and does not intend to incur, and does not believe that it will incur, Debt beyond its ability to pay such Debt (after taking into account the timing and amounts of cash to be received by each of the Borrower and the Guarantors and the amounts to be payable on or in respect of its liabilities, and giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement) as such Debt becomes absolute and matures and (c) each of the Borrower and the Guarantors does not have (and has no reason to believe that it will have thereafter) unreasonably small capital for the conduct of its business.

         Section 8.23 CASUALTY EVENTS. Since September 30, 2004, neither the business nor any Properties of Parent, the Borrower or their respective Subsidiaries have been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any domestic or foreign Governmental Authority, riot, activities or armed forces or acts of God or of any public enemy.

         Section 8.24 MATERIAL AGREEMENTS. Set forth on SCHEDULE 8.24 hereto is a complete and correct list of all material agreements and other instruments of Parent, the Borrower and their Subsidiaries setting forth each counterparty thereto (other than the Loan Documents) relating to the purchase, transportation, processing, marketing, development, sale and supply of Coal, operating agreements, contract operating agreements or other material contracts to which Parent, the Borrower or their Subsidiaries is a party or by which its Properties is bound (collectively

"MATERIAL AGREEMENTS") and copies of such documents have been provided to the Administrative Agent. All such agreements are in full force and effect and neither Parent nor the Borrower is in default thereunder, nor is there any uncured default by any Affiliate predecessor in interest to Parent or the Borrower or, to Parent's or the Borrower's knowledge, by any predecessor in interest to Parent or the Borrower (other than an Affiliate predecessor) or counterparty thereto, nor has Parent or the Borrower altered any material item of such agreements since the Effective Date without the prior written consent of the Lenders.

         Section 8.25 NO BROKERS. No Person is entitled to any brokerage fee or finders fee or similar fee or commission in connection with arranging the Loans contemplated by this Agreement other than to Stonington Corporation in the amount of $300,000 to be paid at Initial Funding.

         Section 8.26 RELIANCE. In connection with the negotiation of and the entering into this Agreement, the Borrower acknowledges and represents that none of the Lenders, the Administrative Agent or any representative of any of the foregoing is acting as a fiduciary or financial or investment advisor for it; it is not relying upon any representations (whether written or oral) of such Persons; it has consulted with its own legal, regulatory, tax, business investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by any Lender, the Administrative Agent or any representative of any of the foregoing; it has not been given by any Lender, the Administrative Agent or any representative of any of the foregoing (directly or indirectly through any other Person) any advice, counsel, assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (either legal, regulatory, tax, financial, accounting, or otherwise) of this Agreement or the transactions contemplated hereby; and it is entering into this Agreement and the other Loan Documents with a full understanding of all of the risks hereof and thereof (economic and otherwise), and it is capable of assuming and willing to assume (financially and otherwise) those risks.

         Section 8.27 INVESTMENTS AND GUARANTIES. Neither Parent nor the Borrower has made any investments in, advances to or guaranties of the obligations of any Person, except as reflected in the financial statements described in Section 9.01(a).

         Section 8.28 PAYMENTS BY PURCHASERS OF COAL. All proceeds from the sale of Parent's or the Borrower's or their Subsidiaries' interests in Coal from its Coal Properties are currently being paid in full to the Borrower by the purchaser thereof on a timely basis and at prices and terms comparable to market prices and terms generally available at the time such prices and terms were negotiated for coal production from producing areas situated near such Coal Properties, and none of such proceeds are currently being held in suspense by such purchaser or any other Person.

         Section 8.29 EXISTING ACCOUNTS PAYABLE. Set forth on SCHEDULE 8.29 hereto is a complete and correct list of all existing accounts payable of the Parent, the Borrower and their respective Subsidiaries that are more than 30 days past due.

         Section 8.30 PERMIT-BLOCKING. None of the Parent, the Borrower, nor any of their Subsidiaries, nor any of their owners, controllers, or operators, are currently permit-blocked by any Governmental Authority by reason of being listed on the Applicant Violator System.

                                   ARTICLE IX
                              AFFIRMATIVE COVENANTS

         Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents shall have been paid in full, Parent and the Borrower each covenant and agree with the Lenders that:

         Section 9.01 FINANCIAL STATEMENTS; OTHER INFORMATION. Parent and/or the Borrower will furnish to the Administrative Agent:

         (a) ANNUAL FINANCIAL STATEMENTS. As soon as available, but in any event in accordance with then applicable law and not later than 90 days after the end of each fiscal year of Parent, its audited consolidated balance sheet and related statements of operations, stockholders equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Gordon, Hughes & Banks or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Parent and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

         (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available, but in any event in accordance with then applicable law and not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of Parent, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Responsible Officer as presenting fairly in all material respects the financial condition and results of operations of Parent and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

         (c) MONTHLY STATEMENTS. As soon as available, and in any event within 30 days after the end of each fiscal month of the Parent and its Consolidated Subsidiaries, internally prepared (i) consolidated balance sheets,
(ii) consolidated statements of operations and retained earnings and (iii) consolidated statements of cash flows as at the end of such fiscal month, and for the period commencing at the end of the immediately preceding fiscal year and ending with the end of such fiscal month, all in reasonable detail and certified by a Responsible Officer as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as at the end of such fiscal month and the results of operations, retained earnings and cash flows of the Parent and its Subsidiaries for such fiscal month, in accordance with GAAP applied audit


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


adjustments and the absence of footnotes; together with a comparison to the Financial Projections for the comparative period.

         (d) CERTIFICATE OF RESPONSIBLE OFFICER - COMPLIANCE. Concurrently with any delivery of financial statements under Section 9.01(a) or Section 9.01(b), a certificate of a Responsible Officer in substantially the form of EXHIBIT D hereto (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 9.13(b) and Section 10.01, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 8.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate.

         (e) CERTIFICATE OF RESPONSIBLE OFFICER - CONSOLIDATING INFORMATION. If, at any time, all of the Consolidated Subsidiaries of Parent are not Consolidated Subsidiaries, then concurrently with any delivery of financial statements under Section 9.01(a) or Section 9.01(b) certificate of a Responsible Officer setting forth consolidating spreadsheets that show all Consolidated Subsidiaries and the eliminating entries, in such form as would be presentable to the auditors of Parent.

         (f) CERTIFICATE OF RESPONSIBLE OFFICER - SWAP AGREEMENTS. Concurrently with any delivery of financial statements under Section 9.01(a) and
Section 9.01(b), a certificate of a Responsible Officer, in form and substance satisfactory to the Administrative Agent, setting forth as of the last Business Day of such fiscal quarter or fiscal year, a true and complete list of all Swap Agreements of Parent, the Borrower and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value therefore, any new credit support agreements relating thereto not listed on SCHEDULE 8.20, any margin required or supplied under any credit support document, and the counterparty to each such agreement. In addition, Parent shall furnish, within fifteen Business Days following each calendar month, the Administrative Agent with Parent's and the Borrower's and its Subsidiaries' hedge book in a format reasonably acceptable to the Administrative Agent.

         (g) CERTIFICATE OF INSURER - INSURANCE COVERAGE. Concurrently with any delivery of financial statements under Section 9.01(a), a certificate of insurance coverage from each insurer with respect to the insurance required by
Section 9.07, in form and substance satisfactory to the Administrative Agent, and, if requested by the Administrative Agent, all copies of the applicable policies.

         (h) OTHER ACCOUNTING REPORTS. Promptly upon receipt thereof, a copy of each other report or letter submitted to Parent, the Borrower or any of their Subsidiaries by independent accountants in connection with any annual, interim or special audit made by them of the books of Parent, the Borrower or any such Subsidiary, and a copy of any response by Parent, the Borrower or any such Subsidiary, or the Board of Directors, Board of Managers or similar body of Parent, the Borrower or any such Subsidiary, to such letter or report.

         (i) SEC AND OTHER FILINGS; REPORTS TO SHAREHOLDERS. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other


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


materials filed by Parent or any Subsidiary with the SEC, or with any national securities exchange, or distributed by Parent to its shareholders generally, as the case may be.

         (j)      NOTICES  UNDER  MATERIAL   INSTRUMENTS.   Promptly  after  the
furnishing thereof, copies of any financial statement, report or notice furnished to or by any Person pursuant to the terms of any preferred stock designation, indenture, loan or credit or other similar agreement, other than this Agreement and not otherwise required to be furnished to the Administrative Agent pursuant to any other provision of this Section 9.01.

         (k) NOTICE OF SALES OF COAL PROPERTIES. In the event Parent, the Borrower or any Subsidiary intends to sell, transfer, assign or otherwise dispose of any Coal Properties or any Equity Interests in the Borrower or any Subsidiary in accordance with Section 10.13, prior written notice of such disposition, the price thereof and the anticipated date of closing.

         (l) NOTICE OF LITIGATION/CASUALTY EVENTS. Prompt written notice, and in any event within five Business Days, of the delivery of any demand letter, or the filing of any lawsuit or arbitration proceeding with an expected potential liability in excess of $250,000, or the occurrence of any Casualty Event or the commencement of any action or proceeding that could reasonably be expected to result in a demand notice, lawsuit, arbitration proceeding, or Casualty Event with respect to Parent, the Borrower or any Subsidiary.

         (m) INFORMATION REGARDING BORROWER AND GUARANTORS. Prompt written notice (and in any event within 25 days prior thereto) of any change (i) in the Borrower or any Guarantor's corporate name or in any trade name used to identify such Person in the conduct of its business or in the ownership of its Properties, (ii) in the location of the Borrower or any Guarantor's chief executive office or principal place of business, (iii) in the Borrower or any Guarantor's identity or corporate structure or in the jurisdiction in which such Person is incorporated or formed, (iv) in the Borrower or any Guarantor's jurisdiction of organization or such Person's organizational identification number in such jurisdiction of organization, and (v) in the Borrower or any Guarantor's federal taxpayer identification number.

         (n) FINANCIAL PROJECTIONS. On or before the last day of each fiscal month, Financial Projections, supplementing and superceding the Financial Projections for the period referred to in Section 8.04(d), in the form contemplated by Section 8.04(d) and otherwise reasonably satisfactory to the Administrative Agent, for each remaining monthly periods in such fiscal year, all such Financial Projections to be prepared on a reasonable basis and in good faith, and to be based on assumptions believed by the Parent to be reasonable at the time made and from the best information then available to the Parent.

         (o) OTHER REPORTS. (i) as soon as available and in any event within 25 days after the end of EACH fiscal month of the Parent and its Subsidiaries, reports in form and detail satisfactory to the Administrative Agent and certified by a Responsible Officer as being accurate of the listing of each account receivable in excess of $5,000 and a summary listing of all accounts receivable of the Parent and its Subsidiaries as of such day, which shall include the amount of each such account receivable or category of account receivable, showing separately, with respect to accounts receivable that consist of Coal sales receivables only, those which are more than 30, 60 and 90 days old and a description of all Liens, set-offs, defenses and


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


counterclaims with respect thereto, together with a reconciliation of such schedule with the schedule delivered to the Administrative Agent pursuant to this clause (o) for the immediately preceding fiscal month, and such other information as the Administrative Agent may reasonably request and (ii) as soon as available and in any event within 25 days after the end of each fiscal month of the Parent and its Subsidiaries, reports in form and detail satisfactory to the Administrative Agent and certified by a Responsible Officer as being accurate and complete a listing of all accounts payable of the Parent and its Subsidiaries as of each such day which shall include the amount and, with respect to trade payables only, age of each account payable, and such other information as the Administrative Agent may reasonably request.

         (p) PRODUCTION REPORT AND LEASE OPERATING STATEMENTS. Within 25 days after the end of each calendar month, (i) a report setting forth, for such calendar month on a mine by mine basis, the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for such calendar month from the Coal Properties, and setting forth the related ad valorem, severance and production taxes and lease and operating expenses attributable thereto and incurred for such calendar month setting forth in each case a comparison to the Financial Projections for the comparative period and (ii) a production schedule for the next 180 days for all Coal Properties which the Parent, the Borrower or any Subsidiary owns or controls or in which the Parent, the Borrower or any Subsidiary participates. Weekly, a report setting forth, for the previous week, the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales).

         (q) OPERATING REPORTS. The Borrower shall prepare and provide to the Lenders and Administrative Agent such information as the Lenders may reasonably request with respect to mining, operation or property status matters, including notice of any material changes with regard to Coal prices received, contracts or production expenses or any material litigation affecting the
operation  of  the  Coal  Properties  of  the  Parent,   the  Borrower  and  the
Subsidiaries.

         (r) NOTICES OF CERTAIN CHANGES. Promptly, but in any event within five (5) Business Days after the execution thereof, copies of any amendment, modification or supplement to the certificate or articles of incorporation, certificate of formation, by-laws, limited liability company agreement, any preferred stock designation or any other organic document of Parent, the Borrower or any Subsidiary.

         (s) SEC AND OTHER FILINGS; REPORTS TO SHAREHOLDERS. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Parent or any Subsidiary with the SEC, or with any national securities exchange, or distributed by Parent to its shareholders generally, as the case may be.

         (t) OTHER REQUESTED INFORMATION. Promptly following any request therefore, such other information regarding (i) the operations, business affairs and financial condition of Parent, the Borrower or any Subsidiary (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA), or (ii) compliance with the terms of this Agreement or any other Loan Document, in each case, as the Administrative Agent may reasonably request.


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


         Section 9.02 NOTICES OF MATERIAL EVENTS. The Borrower will furnish to the Administrative Agent prompt written notice of the following:

         (a) the occurrence of any Default or the occurrence of any event that with notice or lapse of time, or both, would constitute and Event of Default;

         (b) the filing or commencement of, or the threat in writing of, any action, suit, proceeding, investigation or arbitration by or before any arbitrator or Governmental Authority against or affecting Parent, the Borrower or any Affiliate thereof not previously disclosed in writing to the Administrative Agent or any material adverse development in any action, suit, proceeding, investigation or arbitration previously disclosed to the Administrative Agent that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

         (c) the filing or commencement of any action, suit, proceeding, or arbitration by or on behalf of Parent, the Borrower or any of their Affiliates claiming or asserting damages in favor of Parent, the Borrower or any of their Affiliates valued in excess of $200,000;

         (d) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of Parent, the Borrower and their Subsidiaries in an aggregate amount exceeding $200,000;

         (e)      the occurrence of any event described in SCHEDULE 9.02(E);

         (f) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 9.02 shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

         Section 9.03 EXISTENCE; CONDUCT OF BUSINESS. Parent and the Borrower will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business (including all things necessary to permit the conduct of mining operations in accordance with all Governmental Requirements) and maintain, if necessary, its qualification to do business in each jurisdiction in which its Coal Properties are located or the ownership of its Properties requires such qualification.

         Section 9.04 PAYMENT OF OBLIGATIONS. Parent and the Borrower will, and will cause each Subsidiary to, pay its obligations (including Tax liabilities of Parent, the Borrower and all of its Subsidiaries and any agreement material to the business or operations of Parent, the Borrower or its Affiliates) before the same shall become delinquent or in default, unless Parent or the Borrower is disputing such obligations in good faith and has set aside an adequate reserve for such unpaid obligations (except if, notwithstanding such good faith dispute and set aside of adequate reserves, the failure to pay could reasonably be expected to result in a Material Adverse Effect).

         Section 9.05 PERFORMANCE OF OBLIGATIONS UNDER LOAN DOCUMENTS. The Borrower will pay the Notes according to the reading, tenor and effect thereof, and the Borrower will, and will cause each Subsidiary to, do and perform every act and discharge all of the obligations to be performed and discharged by them under the Loan Documents, including, without limitation, this Agreement, at the time or times and in the manner specified.

         Section 9.06 OPERATION AND MAINTENANCE OF PROPERTIES. The Parent and Borrower, at its own expense, will, and will cause each Subsidiary to:

         (a) operate its Coal Properties and other material Properties or cause such Coal Properties and other material Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all Governmental Requirements, including, without limitation, applicable proration requirements and Environmental Laws, and all applicable laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the development and operation of its Coal Properties and the production and sale of Coal and other minerals therefrom.

         (b) keep, preserve and maintain all Coal Properties and any other Property material to the conduct of its business in good repair, working order and condition, ordinary wear and tear excepted and make all necessary repairs, renewals and replacements so that its business may be properly conducted at all times.

         (c) promptly pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Coal Properties and will do all other things necessary to keep unimpaired their rights with respect thereto and prevent any forfeiture thereof or default thereunder.

         (d) promptly perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Coal Properties and other material Properties.

         (e) To the extent the Borrower is not the operator of any Property, the Borrower shall use reasonable efforts to cause the operator to comply with this Section 9.06.

         Section 9.07 INSURANCE. Parent and the Borrower will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations but in any event it will maintain at a minimum the types of insurance and in such amounts as reflected on SCHEDULE 8.13. The loss payable clauses or provisions in said insurance policy or policies insuring any of the collateral for the Loans shall be endorsed in favor of and made payable to the Administrative Agent as its interests may appear and such policies shall name the Administrative Agent and the Lenders as "additional insureds" and provide that the insurer will endeavor to give at least 30 days prior notice of any cancellation or material amendment to the Administrative Agent. In


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


case of insurance covering loss or damage to any Collateral, such policies shall contain a lender loss payable provision for the benefit of the Administrative Agent and the Lenders (including that the policy shall not be invalidated as against the Administrative Agent or any Lender by reason of any action or failure to act of the Parent, the Borrower, any of their Subsidiaries or any other Person), provide for waiver of any right of set-off, recoupment, subrogation, counterclaim or any other deduction, by attachment or otherwise, with respect to any liability of the Parent, the Borrower or any of their Subsidiaries.

         Section 9.08 BOOKS AND RECORDS; INSPECTION RIGHTS. Parent and the Borrower will, and will cause each Subsidiary to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities in accordance with GAAP. The Parent and the Borrower will, and will cause each Subsidiary to, permit any representatives designated by the Administrative Agent, upon reasonable prior notice, to visit and inspect its Properties, to examine and make extracts from its books and records, undertake appraisals of such Properties and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

         Section 9.09 COMPLIANCE WITH LAWS. Parent and the Borrower will, and will cause each Subsidiary to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its Property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         Section 9.10 ENVIRONMENTAL MATTERS.

         (a) Parent and the Borrower shall at its sole expense: (i) comply, and shall cause its Properties and operations and each Subsidiary and each Subsidiary's Properties and operations to comply, with all applicable
Environmental Laws; (ii) not dispose of or otherwise release, and shall cause each Subsidiary not to dispose of or otherwise release, any oil, oil and gas waste, hazardous substance, or solid waste on, under, about or from any of the Borrower's or its Subsidiaries' Properties or any other Property to the extent caused by the Parent's, the Borrower's or any of their Subsidiaries' operations except in compliance with applicable Environmental Laws; (iii) timely obtain or file, and shall cause each Subsidiary to timely obtain or file, all notices, permits, licenses, exemptions, approvals, registrations or other authorizations, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of the Parent's, Borrower's or their Subsidiaries' Properties; (iv) promptly commence and diligently prosecute to completion, and shall cause each Subsidiary to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the "REMEDIAL WORK") in the event any Remedial Work is required or reasonably necessary under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future disposal or other release of any hazardous substance or solid waste on, under, about or from any of the Parent's, Borrower's or their Subsidiaries' Properties, which failure to commence and diligently prosecute to completion; and (v) establish and implement, and shall cause each Subsidiary to establish and implement, such procedures as may be necessary to continuously determine and assure that the Parent's, the Borrower's and their Subsidiaries' obligations under this Section 9.10(a) are timely and fully satisfied.

         (b) Parent and/or the Borrower will promptly, but in no event later than five days of the occurrence of a triggering event, notify the Administrative Agent in writing of any threatened action, investigation or inquiry by any Governmental Authority or any demand or threatened lawsuit by any landowner or other third party against Parent, the Borrower or its Subsidiaries or their Properties of which Parent or the Borrower has knowledge in connection with any Environmental Laws (excluding routine testing and corrective action) if Parent or the Borrower reasonably anticipates that such action may result in liability (whether individually or in the aggregate) in excess of $50,000, not fully covered by insurance, subject to normal deductibles.

         (c) Parent and the Borrower will, and will cause each Subsidiary to, provide environmental audits and tests in accordance with American Society of Testing Materials standards upon request by the Administrative Agent (provided that Administrative Agent may not request such reports on properties existing as of the Effective Date no more than once per year in the absence of any Event of Default) (or as otherwise required to be obtained by the Administrative Agent by any Governmental Authority), in connection with any future acquisitions of Coal Properties or other Properties.

         Section 9.11 FURTHER ASSURANCES.

         (a) Parent and the Borrower at its expense will, and will cause each Subsidiary to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Parent, the Borrower or any Subsidiary, as the case may be, in the Loan Documents, including the Notes, or to further evidence and more fully describe the collateral intended as security for the Indebtedness, or to correct any omissions in this Agreement or the Security Instruments, or to state more fully the obligations secured therein, or to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate, in the sole discretion of the Administrative Agent, in connection therewith.

         (b) The Parent and Borrower each hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property without the signature of the Parent, Borrower or any other Guarantor where permitted by law. A carbon, photographic or other reproduction of the Security Instruments or any financing statement covering the Mortgaged Property or any part thereof shall be sufficient as a financing statement where permitted by law.

         Section 9.12 RESERVE REPORTS. On or before November 30 of each year Borrower shall furnish to the Administrative Agent a Reserve Report covering the previous twelve month period. Each such Reserve Report shall be prepared by Borrower's internal engineers.

         (a) With the delivery of each Reserve Report, the Borrower shall provide to the Administrative Agent a certificate from a Responsible Officer certifying that in all material respects: (i) the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct, (ii) the Parent, the Borrower or their Subsidiaries owns good and defensible title to the Coal Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 10.03, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no take or pay or other prepayments in excess of the volume specified in SCHEDULE 8.20 with respect to its Coal Properties evaluated in such Reserve Report which would require the Parent, Borrower or any Subsidiary to deliver Coal either generally or produced from such Coal Properties at some future time without then or thereafter receiving full payment therefore, (iv) none of their Coal Properties have been sold since the date of the previous Reserve Report delivered except as set forth on an exhibit to the certificate, which certificate shall list all of its Coal Properties sold and in such detail as reasonably required by the Administrative Agent, (v) attached to the certificate is a list of all marketing agreements entered into subsequent to the later of the date hereof or the most recently delivered Reserve Report which the Borrower could reasonably be expected to have been obligated to list on SCHEDULE 8.20 had such agreement been in effect on the date hereof and all of the Coal Properties evaluated by such Reserve Report are Mortgaged Properties.

         Section 9.13 TITLE INFORMATION.

         (a) On or before December 31, 2004 Borrower shall have delivered and Administrative Agent shall have received the following:

                  (i) standard mortgagee title insurance policies or unconditional commitments therefore (the "MORTGAGEE POLICIES") issued by a title company acceptable to the Administrative Agent (the "TITLE COMPANY") with respect to the Real Property located in the State of Tennessee, in an amount satisfactory to the Administrative Agent, insuring fee simple title to, or a valid leasehold interest in, each such parcel of Real Property located in the State of Tennessee and assuring the Administrative Agent that the Security Instruments create valid and enforceable first priority mortgage liens on the Real Property located in the State of Tennessee encumbered thereby, which Mortgagee Policies (1) shall include an endorsement for future advances under this Agreement and for other matters reasonably requested by the Administrative Agent and (2) shall provide for affirmative insurance and such reinsurance as the Administrative Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Administrative Agent; and

                  (ii) evidence satisfactory to the Administrative Agent that the Borrower has (1) delivered to the Title Company all certificates and affidavits required by the Title Company in connection with the issuance of the Mortgagee Policies and (2) paid to the Title Company or to the appropriate Governmental Authorities all expenses and premiums of the Title Company in connection with the issuance of the Mortgagee Policies and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the applicable Security Instruments in the appropriate real estate records.

                  (iii)    certificates   of  title   indicating   the  Lender's
interest with respect to all rolling stock.

         (b) If reasonably required by Administrative Agent, on or before the delivery to the Administrative Agent of each Reserve Report required by
Section 9.12, the Borrower will
deliver title information in form and substance acceptable to the Administrative Agent covering enough of the Coal Properties evaluated by such Reserve Report that were not included in the immediately preceding Reserve Report, so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information on all of the Coal Properties evaluated by such Reserve Report.

         (c) If the Borrower has provided title information for additional Properties under Section 9.13(b), the Borrower shall, within 60 days of notice from the Administrative Agent that title defects or exceptions exist with respect to such additional Properties, either (i) cure any such title defects or exceptions (including defects or exceptions as to priority) that are not permitted by Section 10.03 raised by such information, (ii) substitute acceptable Mortgaged Properties with no title defects or exceptions except for Excepted Liens (other than Excepted Liens described in clause (f) of such definition) having an equivalent value or (iii) deliver title information in form and substance acceptable to the Administrative Agent so that the
Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information on all of the value of the Coal Properties evaluated by such Reserve Report.

         Section 9.14 ADDITIONAL COLLATERAL; ADDITIONAL GUARANTORS.

         (a) Promptly after the end of each month, the Borrower shall review the current Mortgaged Properties to ascertain whether all Coal Properties are Mortgaged Properties. If the Mortgaged Properties do not represent all such Properties, then the Parent and the Borrower shall, and shall cause their Subsidiaries to, grant to the Administrative Agent as security for the Indebtedness a senior Lien interest (subject only to Excepted Liens of the type described in clauses (a) to (e) of the definition thereof, but subject to the provisos at the end of such definition) on additional Coal Properties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent all such Properties. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. In order to comply with the foregoing, if any Subsidiary places a Lien on its Coal Properties and such Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 9.14(b).

         (b) Parent shall guarantee the Indebtedness pursuant to a guaranty agreement in form and substance satisfactory to Lenders and the Borrower shall promptly cause each Subsidiary to guarantee the Indebtedness pursuant to the Security Agreement in form and substance reasonably acceptable to the Lenders. In connection with any such guaranty, Parent shall and shall cause such Subsidiary to: (i) execute and deliver such guaranty agreement, (ii) pledge all of the Equity Interests of such Subsidiary (including, without limitation, delivery of original stock certificates evidencing the Equity Interests of such Subsidiary, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof), (iii) grant a lien in and to all of the Properties of such Subsidiary (including, without limitation, the Coal Properties of such Subsidiary) pursuant to the Security Agreement and such other deeds of trust, mortgages, agreements and instruments, in form and substance satisfactory to the Administrative Agent, as the Administrative Agent may request and (iv) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

         (c) The Parent and the Borrower will at all times cause all of the Properties of the Parent and the Borrower and each Subsidiary to be subject to a Lien of the Security Instruments.

         (d)      All of the  issued and  outstanding  Equity  Interests  of the
Borrower   and  its   Subsidiaries   shall  at  all  times  be  pledged  to  the
Administrative Agent pursuant to the Security Agreement.

         Section 9.15 ERISA COMPLIANCE. The Parent and the Borrower will promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the Administrative Agent, if applicable, (a) promptly after the filing thereof with the United States Secretary of Labor, the Internal Revenue Service or the PBGC, copies of each annual and other report with respect to each Plan or any trust created thereunder, (b) immediately upon becoming aware of the occurrence of any ERISA Event or of any "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by the Parent, the Borrower, the Subsidiary or the ERISA Affiliate, as the case may be, specifying the nature thereof, what action the Parent, Borrower, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto and (c) immediately upon receipt thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan. With respect to each Plan (other than a Multiemployer Plan), the Parent and the Borrower will, and will cause each Subsidiary and ERISA Affiliate to,
(i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any lien, all of the contribution and funding requirements of section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA) and
(ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

         Section 9.16 SWAP AGREEMENTS. The Borrower shall maintain the Swap Agreements required under Section 7.01(p) and as required, from time to time enter into Swap Agreements with such Approved Counterparties and under such forward sales contracts acceptable to Administrative Agent in respect of commodities so that the notional volumes of all Swap Agreements, in the aggregate meet the scheduled dates and committed amounts of the projected production from Borrower's Coal Properties for each month during the term of this Agreement and by no later than March 31, 2005 will be in excess of 1,300,000 tons of Coal sold forward on a twelve-month basis through Maturity Date all as more fully set forth in Schedule 9.16.

         Section 9.17 MARKETING OF PRODUCTION. All Coal produced from the Coal Properties shall be marketed on an arms-length basis using one or more Persons that are not Affiliates of the Borrower, as reasonably satisfactory to the Administrative Agent.

         Section 9.18 SEPARATE ENTITY. Borrower will, (a) take all necessary steps to maintain its separate entity and records, (b) not commingle any assets or business functions with any other Person, (c) maintain separate financial statements, (d) not assume or guarantee the debts, liabilities or obligations of others, (e) hold itself out to the public and creditors as an entity separate from others, (f) not commit any fraud or misuse of the separate entity legal status or any other injustice or unfairness, (g) not maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of its partners or Affiliates, (h) not take any action that might cause it to become insolvent, (i) not fail to hold appropriate meetings (or act by unanimous written consent) to authorize all appropriate actions, or fail in authorizing such actions, to observe all formalities required by the laws of the State of Tennessee, relating to corporations, or fail to observe all formalities required by its organizational documents, (j) not hold itself out to be responsible for the debts of another Person and (k) not share any common logo with or hold itself out as or be considered as a department or division of its partners, an Affiliate, or any other person or entity.

         Section 9.19 KEY PERSONNEL. Jon Nix shall at all times remain a full time employee of Parent and Borrower and remain as the Chief Executive Officer of Parent and Borrower with all powers and duties of such position as currently in effect. Borrower will maintain so long as any amount remains outstanding under this Agreement, Key Man Life Insurance of at least $3,000,000 in a form acceptable to Administrative Agent on Jon Nix and such amounts as are currently in effect on the life of Charles Kite with reputable insurance companies.

         Section 9.20 POST EFFECTIVE DATE CONSENTS FOR PURCHASED PROPERTIES. Borrower shall obtain not later than fifty (50) days after the Effective Date any and all consents of lessors, sublessors or other third parties having valid rights to give consent, to the acquisition by Borrower or the granting of Liens by Borrower with respect to the Coal Properties and all other Property acquired or to be acquired by Borrower pursuant to the Purchase Agreement.

                                   ARTICLE X
                               NEGATIVE COVENANTS

         Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents have been paid in full, the Parent and Borrower covenant and agree with the Lenders that:

         Section 10.01 FINANCIAL COVENANTS. Except as otherwise provided each of the following covenants using an EBITDA component shall be calculated by (i) using actual EBITDA for the fourth calendar quarter of 2004, (ii) adding the actual EBITDA for each calendar quarter thereafter until a full four quarters is established and (iii) for each period thereafter using a trailing four quarters of actual EBITDA.

         (a) MINIMUM EBITDA. Parent will not, at any time, permit its EBITDA as of the last day of any period set forth below to be less than the amount set forth below opposite such period:

                              PERIOD                                    AMOUNT
-----------------------------------------------------------------    -----------
Three month period ending December 31, 2004 .....................    $   700,000
Six month period ending March 31, 2005 ..........................    $ 4,700,000
Nine month period ending June 30, 2005 ..........................    $10,100,000
Four consecutive quarters ending September 30, 2005 .............    $17,300,000
Four consecutive quarters ending December 31, 2005 ..............    $23,490,000
Four consecutive quarters ending March 31, 2006 .................    $26,350,000
Four consecutive quarters ending June 30, 2006 and thereafter ...    $27,780,000


         (b) RATIO OF CERTAIN DEBT TO EBITDA. Parent will not, at any time, permit its ratio of (i) the sum of (A) Indebtedness plus (B) all obligations of Parent, Borrower and their Subsidiaries under the Debt set forth as items 4, 5, 6 and 7 on Schedule 10.02 and any and all renewals, extensions and rearrangements thereof to (ii) EBITDA as of the last day of any period set forth below to be greater than the ratio set forth below opposite such period:

                              PERIOD                                     RATIO
-------------------------------------------------------------------     --------

*Three month period December 31, 2004 .............................     9.2:1.00
*Six month period ending March 31, 2005 ...........................     2.6:1.00
*Nine month period ending June 30, 2005 ...........................     1.7:1.00
Four consecutive quarters ending September 30, 2005 ...............     1.2:1.00
Four consecutive quarters ending December 31, 2005 ................     0.7:1.00
Four consecutive quarters ending March 31, 2006 ...................     0.6:1.00
Four consecutive quarters ending June 30, 2006 and thereafter .....     0.4:1.00
----------
*EBITDA for such period to be annualized based on available three, six and nine month periods.


         (c) RATIO OF EBITDA TO INTEREST. Parent will not permit Parent's ratio of EBITDA to Consolidated Interest Expense as of the last day of any period set forth below to be less than the ratio set forth below opposite such period.

                              PERIOD                                      RATIO
---------------------------------------------------------------------   --------
Three month period December 31, 2004 ................................   1.8:1.00
Six month period ending March 31, 2005 ..............................   4.2:1.00
Nine month period ending June 30, 2005 ..............................   5.5:4.00
Four consecutive quarters ending September 30, 2005 and thereafter ..   6.8:1.00
Four consecutive quarters ending December 31, 2005 ..................   8.1:1.00
Four consecutive quarters ending March 31, 2006 .....................   9.1:1.00
Four consecutive quarters ending June 30, 2006 and thereafter .......   9.6:1.00


         (d) FIXED CHARGE COVERAGE RATIO. Parent will not permit the Fixed Charge Coverage Ratio of the Parent and its Consolidated Subsidiaries as of the last day of each fiscal quarter to be less than the ratio set forth below opposite such period.

                              PERIOD                                      RATIO
--------------------------------------------------------------------    --------
Six month period ending March 31, 2005 .............................    0.9:1.00
Nine month period ending June 30, 2005 .............................    0.9:1.00
Four consecutive quarters ending September 30, 2005 ................    1.3:1.00
Four consecutive quarters ending December 31, 2005 .................    1.8:1.00
Four consecutive quarters ending March 31, 2006 and thereafter .....    2.0:1.00
Four consecutive quarters ending June 30, 2006 .....................    2.8:1.00
Four consecutive quarters ending September 30, 2006 ................    2.9:1.00


         (e) SALES VOLUME. The Parent and the Borrower will not permit, as of the last day of any monthly period set forth below the sales of Coal volume from the Coal Properties to be less than the amount set forth opposite such monthly period.

                      MONTH                     MONTHLY PRODUCTION (TONS)
         ----------------------------           ------------------------
         December 2004                                  63,750
         January 2005                                   92,225
         February 2005                                  92,225
         March 2005                                     96,475
         April 2005                                     109,225
         May 2005                                       121,975
         June 2005                                      134,725
         July 2005                                      150,025
         August 2005                                    150,025
         September 2005                                 150,025
         October 2005                                   150,025
         November 2005 and thereafter                   141,525


         Section  10.02  DEBT.  Except as set forth on SCHEDULE  10.02,  neither
Parent nor the Borrower will, nor permit any Subsidiary to, incur, create, assume or suffer to exist any Debt, except:

         (a) the Notes or other Indebtedness arising under the Loan Documents or any guaranty of or suretyship arrangement for the Notes or other Indebtedness arising under the Loan Documents.

         (b) Debt of Parent, Borrower and their Subsidiaries existing on the date hereof that is reflected in the Financial Statements.

         (c) accounts payable and accrued expenses, liabilities or other obligations to pay the deferred purchase price of Property or services, from time to time incurred in the ordinary course of business that are not greater than 30 days past the date of invoice or delinquent and that are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP.

         (d) Contingent reimbursement obligations associated with bonds or surety obligations required by Governmental Requirements in connection with the operation of the Coal Properties.

         Section  10.03 LIENS.  Except as set forth on SCHEDULE  10.03,  neither
Parent nor the Borrower will, nor permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

         (a)      Liens securing the payment of any Indebtedness.

         (b)      Excepted Liens.

         Section 10.04 RESTRICTED PAYMENTS. Neither Parent nor the Borrower will, nor permit any of its Subsidiaries to, (i) declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its stockholders or make any distribution of its Property to its Equity Interest holders, (ii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any Equity Interests of Parent, Borrower or any Subsidiary, now or hereafter outstanding or (iii) other than payments under employment agreements in existence on the Effective Date and which are set forth on SCHEDULE 10.04, pay any management fees or any other fees or expenses (including the reimbursement thereof by Parent, Borrower or any of their Subsidiaries) pursuant to any management, consulting or other services agreement to any Affiliates of the Borrower (excluding any Subsidiaries of the Borrower) or (iv) increase the total compensation paid or payable to the officers and directors of the Parent, Borrower and their Subsidiaries taken as a whole by more than five percent (5%) per annum in excess of the total compensation paid for the twelve month period ending on October 31, 2004; provided, however, (A) any Subsidiary may pay dividends to the Borrower, (B) the Parent may pay dividends in the form of common stock, provided that no such payment shall be made if an Event of Default shall have occurred and be continuing or would result from the making of any such payment, (C) the exercise price of any options, interests or other rights to purchase common stock of the Parent may be paid in common stock of the Parent, (D) any Subsidiary may make any payment or transfer any of its property to Borrower upon 15 days prior written notice to the Administrative Agent and subject to Liens in favor of the Administrative Agent, if any, (E) Parent may pay up to $25,000 per year in compensation to a total of three outside directors and an additional $25,000 per director per year to such directors if such directors serve on a committee of the Board (F) so long as no Event of Default has occurred or is continuing, Parent may pay cash dividends in respect of its Series A Preferred Stock as currently in effect on the Effective Date.

         Section 10.05 INVESTMENTS, LOANS AND ADVANCES. Neither Parent nor the Borrower will, nor permit any Subsidiary to, make or permit to remain outstanding any Investments in or to any Person, except that the foregoing restriction shall not apply to:

         (a) Investments reflected in the Financial Statements or that are disclosed to the Administrative Agent in SCHEDULE 10.05.

         (b)      accounts   receivable   arising  in  the  ordinary  course  of
business.

         (c) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof.

         (d) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by S&P or Moody's.

         (e) deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000 (as of the date of such bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody's, respectively.

         (f) deposits in money market funds investing exclusively in Investments described in Section 10.05(c), Section 10.05(d) or Section 10.05(e).

         Section 10.06 NATURE OF BUSINESS. Neither Parent, the Borrower nor any Subsidiary will allow any material change to be made in the character of its business as an independent Coal mining and production company with operations in Tennessee and Kentucky. From and after the date hereof, neither the Parent, Borrower nor their Subsidiaries will acquire or make any other expenditure (whether such expenditure is capital, operating or otherwise) in or related to, any Coal Properties not located within Tennessee and Kentucky.

         Section 10.07 LIMITATION ON LEASES. Except with respect to the leases set forth on SCHEDULE 10.07, neither Parent, the Borrower nor any Subsidiary will create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal but excluding Capital Leases), under leases or lease agreements which would cause the aggregate amount of all payments made by the Parent, the Borrower and the Subsidiaries pursuant to all such leases or lease agreements, including, without limitation, any residual payments at the end of any lease, to exceed $100,000 in any period of twelve consecutive calendar months during the life of such leases without the approval of the Lenders.

         Section 10.08 SALE AND LEASEBACKS. Neither Parent nor the Borrower will enter into any arrangement, directly or indirectly, with any Person whereby Parent or the Borrower shall sell or transfer any of its Property, whether now owned or hereafter acquired, and whereby Parent or the Borrower shall then or thereafter rent or lease such Property or any part thereof or other Property that Parent or the Borrower intends to use for substantially the same purpose or purposes as the Property sold or transferred.

         Section 10.09 PROCEEDS OF NOTES. The Borrower will not permit the proceeds of the Notes to be used for any purpose other than those permitted by
Section 8.21. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Board or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or such other form referred to in Regulation U, Regulation T or Regulation X of the Board, as the case may be.

         Section 10.10 ERISA COMPLIANCE. The Parent, the Borrower and the Subsidiaries will not at any time:

         (a) engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Parent, the Borrower, a Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to subsections (c), (i) or (l) of section 502 of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code.

         (b) terminate, or permit any ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability of the Parent, the Borrower, a Subsidiary or any ERISA Affiliate to the PBGC.

         (c) fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Parent, the Borrower, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto.

         (d) permit to exist, or allow any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan.

         (e) permit, or allow any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan maintained by the Parent, the Borrower, a Subsidiary or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

         (f) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan.

         (g) acquire, or permit any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Borrower or a Subsidiary or with respect to any ERISA Affiliate of the Parent, the Borrower or a Subsidiary if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, A. any Multiemployer Plan, or B. any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities.


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


         (h) incur, or permit any ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA.

         (i) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability.

         (j) amend, or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that the Parent, the Borrower, a Subsidiary or any ERISA Affiliate is required to provide security to such Plan under section 401(a)(29) of the Code.

         Section 10.11 SALE OR DISCOUNT OF RECEIVABLES. Except for receivables obtained by the Parent, the Borrower or any Subsidiary out of the ordinary course of business or discounts granted to settle collection of accounts receivable or the sale of defaulted accounts arising in the ordinary course of business in connection with the compromise or collection thereof and not in connection with any financing transaction, neither the Parent, the Borrower nor any Subsidiary will discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

         Section 10.12 MERGERS, ETC. Neither Parent, the Borrower nor any Subsidiary will merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person.

         Section 10.13 SALE OF PROPERTIES. Neither Parent nor the Borrower will, nor permit any Subsidiary to, sell, assign, farm-out, convey or otherwise transfer any Property except for (a) the sale of Coal in the ordinary course of business; (b) the sale or transfer of equipment that is no longer necessary for the business of the Borrower or such Subsidiary or is replaced by equipment of at least comparable value and use; and (c) the sale or transfer of any Property that, taken together with the sale of any other Properties during any calendar year, in the aggregate, has a fair market value of less than $50,000. The foregoing will not prevent Borrower from entering into operating agreements in the ordinary course of business and that do not involve a transfer of Property.

         Section 10.14 ENVIRONMENTAL MATTERS. Neither the Parent nor the Borrower will permit any Subsidiary to, cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any Remedial Work under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations could reasonably be expected to have a Material Adverse Effect unless cured within the compliance period set forth in any notice of violation.

         Section 10.15 TRANSACTIONS WITH AFFILIATES. Except for the existing contracts with Affiliates set forth on SCHEDULE 10.15, neither Parent nor the Borrower will, nor permit any Subsidiary to, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate (other than the


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


Guarantors  and   Wholly-Owned   Subsidiaries  of  the  Borrower)   unless  such
transactions are otherwise permitted under this Agreement (including, without limitation, Section 10.05).

         Section 10.16 MATERIAL AGREEMENTS. Neither the Parent nor the Borrower will permit any Subsidiary to, enter into or amend or otherwise modify any Material Agreement or any other contract or agreement that involves an individual commitment from such Person of more than $75,000 in the aggregate in any twelve month period other than the sale of Coal otherwise permitted hereunder.

         Section 10.17 SUBSIDIARIES. Neither Parent nor the Borrower will, nor permit any Subsidiary to, create or acquire any additional Subsidiary. Neither Parent nor the Borrower shall, nor permit any Subsidiary to, sell, assign or otherwise dispose of any Equity Interests in any Subsidiary. Neither Parent, the Borrower nor any Subsidiary shall have any Subsidiaries that are organized under the laws other than the United States of America or any state thereof or the District of Columbia.

         Section 10.18 NEGATIVE PLEDGE AGREEMENTS; DIVIDEND RESTRICTIONS. Neither Parent nor the Borrower will, nor permit any Subsidiary to, create, incur, assume or suffer to exist any contract, agreement or understanding (other than this Agreement and the Security Instruments) that in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property in favor of the Administrative Agent and the Lenders or restricts any Subsidiary from paying dividends or making distributions to the Borrower or any Guarantor, or which requires the consent of or notice to other Persons in connection therewith.

         Section 10.19 SWAP AGREEMENTS. Neither the Parent nor the Borrower will permit any Subsidiary to, enter into any Swap Agreements other than the Swap Agreements contemplated by Section 8.20.

         Section 10.20 CERTAIN ACTIVITIES. Neither the Parent nor the Borrower shall permit any Subsidiary to, without the written consent of each Lender, (a) take any action not in the ordinary course of the business of the Borrower (unless such action could not reasonably be expected to have a Material Adverse Effect), (b) file or settle any litigation or arbitral proceedings, or release claim, for amount in excess of $250,000 in the aggregate, (c) either singly or jointly, directly or indirectly, commence, join any other Person in commencing, or authorize a trustee or other Person acting on its behalf or on behalf of others to commence, any voluntary bankruptcy, reorganization, arrangement, insolvency, liquidation, or receivership under the laws of the United States or any state thereof or (d) make a general assignment for the benefit of its creditors.

         Section 10.21 G&A COSTS. Without the prior consent of the Lenders neither the Parent nor Borrower shall incur and, shall not permit any of their Subsidiaries to incur General and Administrative Costs (excluding Borrower's reasonable insurance expenses) on an annualized basis as of the end of any period set forth below in excess of an amount equal to the percentage of proceeds from the sale of Coal from Parents', Borrowers' and their subsidiaries Coal properties for the periods indicated in the table below.


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


                                                       PERCENTAGE OF ANNUALIZED
                                                          SALES PROCEEDS OF
                  PERIOD                               COAL FROM COAL PROPERTIES
--------------------------------------------------     -------------------------
Three month period December 31, 2004 .............               N/A
Six month period ending March 31, 2005 ...........               7.0%
Nine month period ending June 30, 2005 ...........               5.0%
Four consecutive quarters ending
   September 30, 2005 and thereafter .............               5.0%


         Section 10.22 CAPITAL EXPENDITURES. Neither Parent, the Borrower, nor any Subsidiary will make any Capital Expenditures except in the ordinary course of Borrower's business and in accordance with its past practices.

         Section 10.23 LIMITATION ON AIRCRAFT. Neither the Parent, the Borrower, nor any Subsidiary will enter into any arrangement to directly or indirectly purchase or lease any aircraft of any nature.

         Section 10.24 PRESS RELEASE. Without the prior consent of the Lenders, such consent not to be unreasonably withheld, neither the Parent nor the Borrower shall issue any press release or make any public announcement of the this Agreement or the credit facility being provided in connection therewith except as mandatorily required by the rules and regulations of the SEC or any stock exchange.

                                   ARTICLE XI
                           EVENTS OF DEFAULT; REMEDIES

         Section 11.01 EVENTS OF DEFAULT. One or more of the following events shall constitute an "EVENT OF DEFAULT":

         (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise.

         (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 11.01(a)) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for two Business Days.

         (c) any representation or warranty made or deemed made by or on behalf of Parent, the Borrower or any of its Affiliates in or in connection with any Loan Document or any amendment or modification of any Loan Document or waiver under such Loan Document, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect (unless such representation


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


or warranty is already qualified by materiality or similar qualification) when made or deemed made.

         (d) Parent, the Borrower or any Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in Section 9.01(k),
Section 9.01(m), Section 9.02, Section 9.03, Section 9.15, Section 9.16, Section
9.19 or in Article X.

         (e) Parent, the Borrower or any of its Affiliates shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 11.01(a), Section 11.01(b) or
Section 11.01(d)) or any other Loan Document, and such failure shall continue unremedied for a period of 20 days after the earlier to occur of (i) notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender) or (ii) a Responsible Officer of the Borrower or such Affiliate otherwise becoming aware of such default.

         (f) the Parent, the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable.

         (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity or any event or condition requires the Borrower or any Subsidiary to make an offer in respect thereof.

         (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any of its Affiliates or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Affiliates or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 45 days or an order or decree approving or ordering any of the foregoing shall be entered.

         (i) the Borrower or any of its Affiliates shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 11.01(h), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Affiliates or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any material affirmative action for the purpose of effecting any of the foregoing.


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


         (j) the Borrower or any of its Affiliates shall become unable, admit in writing its inability or fail generally to pay its debts as they become due.

         (k) one or more judgments for the payment of money in an aggregate amount in excess of $200,000 shall be rendered against the Parent, Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets with an aggregate value of more than $75,000 of the Parent, Borrower or any Subsidiary to enforce any such judgment.

         (l) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against the Borrower or a Guarantor party thereto or shall be repudiated by any of them, or cease to create a valid and perfected Lien of the priority required thereby on any of the collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or the Borrower or any Subsidiary or any of their Affiliates shall so state in writing.

         (m) an ERISA Event shall have occurred that, in the opinion of the Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect.

         (n)      a Change in Control shall occur.

         Section 11.02 REMEDIES.

         (a)      In the case of an Event of Default other than one described in
Section 11.01(h), Section 11.01(i) or Section 11.01(j), at any time thereafter during the continuance of such Event of Default, the Administrative Agent may, and at the request of the Lenders, shall, by notice to the Borrower, declare the Notes and the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents, shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor; and in case of an Event of Default described in Section 11.01(h), Section 11.01(i) or Section 11.01(j), the Notes and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and the other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor.

         (b) All proceeds realized from the liquidation or other disposition of collateral or otherwise received after maturity of the Notes, whether by acceleration or otherwise, shall be applied: FIRST, to reimbursement of expenses and indemnities provided for in this Agreement and the Security Instruments; SECOND, to accrued interest on the Notes; THIRD, to fees; FOURTH, PRO RATA to principal outstanding on the Notes and Indebtedness referred to in clause (b) of the definition of "Indebtedness" owing to a Lender or an Affiliate of a Lender; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

         Section 11.03 DISPOSITION OF PROCEEDS. The Security Instruments contain an assignment by the Borrower and/or the Guarantors unto and in favor of the Administrative Agent for the benefit of the Lenders of all of the Borrower's or each Guarantor's interest in and to production and all proceeds attributable thereto which may be produced from or allocated to the Mortgaged Property. The Security Instruments further provide in general for the application of such proceeds to the satisfaction of the Indebtedness and other obligations described therein and secured thereby. Notwithstanding the assignment contained in such Security Instruments, until the occurrence of an Event of Default, (a) the Administrative Agent and the Lenders agree that they will neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to the Administrative Agent or the Lenders, but the Lenders will instead permit such proceeds to be paid to the Borrower and its Subsidiaries and (b) the Lenders hereby authorize the Administrative Agent to take such actions as may be necessary to cause such proceeds to be paid to the Borrower and/or such Subsidiaries.

                                  ARTICLE XII
                            THE ADMINISTRATIVE AGENT

         Section 12.01 APPOINTMENT; POWERS. Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.

         Section 12.02 DUTIES AND OBLIGATIONS OF ADMINISTRATIVE AGENT. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except as provided in Section 12.03 and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition


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


set forth in Article VII or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or as to those conditions precedent expressly required to be to the Administrative Agent's satisfaction, (vi) the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower and its Subsidiaries or any other obligor or guarantor or (vii) any failure by the Borrower or any other Person (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance of any covenants, agreements or other terms or conditions set forth herein or therein.

         Section 12.03 ACTION BY ADMINISTRATIVE AGENT. The Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Lenders and in all cases the Administrative Agent shall be fully justified in failing or refusing to act hereunder or under any other Loan Documents unless it shall (a) receive written instructions from the Lenders specifying the action to be taken and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions as aforesaid and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, then the Administrative Agent shall take such action with respect to such Default as shall be directed by the Lenders in the written instructions (with indemnities) described in this Section 12.03, PROVIDED that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement, the Loan Documents or applicable law. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Lenders, and otherwise the Administrative Agent shall not be liable for any action taken or not taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith INCLUDING ITS OWN ORDINARY NEGLIGENCE, except for its own gross negligence or willful misconduct.

         Section 12.04 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon and each of the Borrower and the Lenders hereby waives the right to dispute the Administrative Agent's record of such statement, except in the case of gross negligence or willful misconduct by the Administrative Agent. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent.

         Section 12.05 SUBAGENTS. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding Sections of this Article XII shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

         Section 12.06 RESIGNATION OR REMOVAL OF ADMINISTRATIVE AGENT. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this Section 12.06, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower, and the Administrative Agent may be removed at any time with or without cause by all of the Lenders. Upon any such resignation or removal, the Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation or removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent. Upon the acceptance of its appointment as the Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article XII and Section 13.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

         Section 12.07 AGENTS AS LENDERS. The party serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such party and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

         Section 12.08 NO RELIANCE. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related


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agreement or any document furnished hereunder or thereunder.  The Administrative
Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any of its Subsidiaries of this Agreement, the Loan Documents or any other document referred to or provided for herein or to inspect the Properties or books of the Borrower or its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, neither the Administrative Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of such Agent or any of its Affiliates. In this regard, each Lender acknowledges that Vinson & Elkins L.L.P. is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

         Section 12.09 AUTHORITY OF ADMINISTRATIVE AGENT TO RELEASE COLLATERAL AND LIENS. Each Lender hereby authorizes the Administrative Agent to release any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents. Each Lender hereby authorizes the Administrative Agent to execute and deliver to the Borrower, at the Borrower's sole cost and expense, any and all releases of Liens, termination statements, assignments or other documents reasonably requested by the Borrower in connection with any sale or other disposition of Property to the extent such sale or other disposition is permitted by the terms of Section 10.13 or is otherwise authorized by the terms of the Loan Documents.

                                  ARTICLE XIII
                                  MISCELLANEOUS

         Section 13.01 NOTICES.

         (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 13.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (i) if to the Borrower, to it at National Coal Corp., 8915 George Williams Road, Knoxville, Tennessee 37923, Attention: Jon Nix (Telecopy No. (865) 691-9982);

                  (ii) if to the Parent, to it at National Coal Corp., 8915 George Williams Road, Knoxville, Tennessee 37923, Attention: Jon Nix (Telecopy No. (865) 691-9982);

                  (iii) if to the Administrative Agent, to it at 745 5th Avenue, 18th Floor, New York, New York 10151, Attention: Morris W. Macleod (Telecopy No. (646) 720-9039); and

                  (iv) if to any other Lender, to it at its address (or telecopy number) set forth on its applicable signature page.


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


         (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; PROVIDED that the foregoing shall not apply to notices pursuant to Article II, Article III, Article IV and Article V unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; PROVIDED that approval of such procedures may be limited to particular notices or communications.

         (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

         Section 13.02 WAIVERS; AMENDMENTS.

         (a) No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 13.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lenders may have had notice or knowledge of such Default at the time.

         (b) Neither this Agreement nor any provision hereof nor any Security Instrument nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Lenders or by the Borrower and the Administrative Agent with the consent of all of the Lenders.

         Section 13.03 EXPENSES, INDEMNITY; DAMAGE WAIVER.

         (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including, without limitation, the reasonable fees, charges and disbursements of counsel and other outside consultants for the Administrative Agent, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses, and the cost of environmental audits and surveys and appraisals, in connection with the ongoing enforcement and performance of the credit facilities provided for herein as Administrative Agent deems appropriate, the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative


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


Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Agreement and the other Loan Documents and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all costs, expenses, Taxes, assessments and other charges incurred by the Administrative Agent or any Lender in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any Security Instrument or any other document referred to therein, (iii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of any counsel for any the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this
Section 13.03, including, without limitation, all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans and any appraisal costs incurred by the Administrative Agent or the Lenders.

         (b) THE BORROWER SHALL INDEMNIFY THE ADMINISTRATIVE AGENT AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (I) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (II) THE FAILURE OF THE BORROWER OR ANY SUBSIDIARY TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (III) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF THE BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (IV) ANY LOAN OR THE USE OF THE PROCEEDS THEREFROM, (V) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, (VI) THE OPERATIONS OF THE BUSINESS OF THE BORROWER AND ITS SUBSIDIARIES BY THE BORROWER AND ITS SUBSIDIARIES, (VII) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS, (VIII) ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (IX) THE BREACH OR NON-COMPLIANCE BY THE BORROWER OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE


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


BORROWER OR ANY SUBSIDIARY, (X) THE PAST OWNERSHIP BY THE BORROWER OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (XI) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE BORROWER OR ANY SUBSIDIARY OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, (XII) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (XIII) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (XIV) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, AND SUCH INDEMNITY SHALL EXTEND TO EACH INDEMNITEE NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE.

         (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under Section 13.03(a) or
(b), each Lender severally agrees to pay to such Administrative Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount;
PROVIDED that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Administrative Agent in its capacity as such.

         (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of the proceeds thereof.


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


         (e) All amounts due under this Section 13.03 shall be payable promptly after written demand therefor.

         Section 13.04 SUCCESSORS AND ASSIGNS.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 13.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in Section 13.04(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) (i) Subject to the conditions set forth in Section 13.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) without the prior written consent of the Borrower.

                  (ii)     Assignments   shall  be  subject  to  the   following
conditions:

                           (A)      except  in the  case of an  assignment  to a
Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $100,000 unless each of the Borrower and the Administrative Agent otherwise consent, PROVIDED that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

                           (B)      each partial  assignment shall be made as an
assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement;

                           (C)      the parties to each assignment shall execute
and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $10,000; and

                           (D)      the  assignee,  if it shall not be a Lender,
shall deliver to the Administrative Agent any information reasonably requested by the Administrative Agent.

                  (iii) Subject to Section 13.04(b)(iv) and the acceptance and recording thereof, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement


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


(and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 5.01, Section 5.03 and Section 13.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this
Section 13.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with
Section 13.04(c).

                  (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, and the Lender may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In connection with any changes to the Register, if necessary, the Administrative Agent will reflect the revisions on ANNEX I and forward a copy of such revised ANNEX I to the Borrower and each Lender.

                  (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's providing any information reasonably requested by the Administrative, the processing and recordation fee referred to in Section 13.04(b) and any written consent to such assignment required by Section 13.04(b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 13.04(b).

         (c) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); PROVIDED that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to Section 13.02 that affects such Participant. In addition such agreement must provide that the Participant be bound by the provisions of Section 13.03. Subject to Section 13.04(c)(ii), the Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01 and Section 5.03 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.04(b). To the extent permitted by law, each Participant also shall be


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


entitled to the benefits of Section 13.08 as though it were a Lender, PROVIDED such Participant agrees to be subject to Section 4.01(c) as though it were a Lender.

                  (ii) A Participant shall not be entitled to receive any greater payment under Section 5.01 or Section 5.03 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent.

         (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 13.04(d) shall not apply to any such pledge or assignment of a security interest; PROVIDED that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         Section 13.05 SURVIVAL; REVIVAL; REINSTATEMENT.

         (a) All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Section 5.01, Section 5.03 and Section 13.03 and Article XII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

         (b) To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent's and the Lender's Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

         Section 13.06 COUNTERPARTS; INTEGRATION; EFFECTIVENESS.


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


         (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

         (b) This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

         (c) Except as provided in Section 7.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         Section 13.07 SEVERABILITY. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         Section 13.08 RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind, including, without limitations obligations under Swap Agreements) at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower or any Subsidiary against any of and all the obligations of the Borrower or any Subsidiary owed to such Lender now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 13.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender or its Affiliates may have.

         Section  13.09  GOVERNING  LAW;  JURISDICTION;  CONSENT  TO  SERVICE OF
PROCESS.

         (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         (b)      ANY  LEGAL  ACTION  OR  PROCEEDING  WITH  RESPECT  TO THE LOAN
DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, NEW YORK DIVISION, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

         (c) EACH PARTY HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY
COUNTERCLAIM  THEREIN;  (II)  IRREVOCABLY  WAIVES,  TO THE  MAXIMUM  EXTENT  NOT
PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (IV) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 13.09.

         Section 13.10 HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

         Section 13.11 CONFIDENTIALITY. Each of the Administrative Agent and the Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 13.11, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any Swap Agreement relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 13.11 or (ii) becomes available to the Administrative Agent or any Lender on a non-confidential basis from a source other than the Borrower. For the purposes of this Section 13.11, "INFORMATION" means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary and their businesses, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to disclosure by the Borrower or a Subsidiary; PROVIDED that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 13.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding anything herein to the contrary, each of the parties hereto (and each employee, representative or other agent of such party) may disclose to any and all Persons, without limitation of any kind, the U.S. federal income tax treatment and tax structure of the transaction contemplated herein (as used in this Section 13.11, the "TRANSACTION") and all materials of any kind (including opinions and other tax analyses) that are provided to the parties hereto relating to such tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal income tax treatment of the Transaction and does not include information relating to the identity of the parties hereto, its affiliates, agents or advisors. Notwithstanding the above provisions of this Section 13.11, and in accordance with Section 1.6011-4(b)(3)(iii) of the U.S. Treasury Regulations, each party to this Agreement (and each employee, representative, or other agent of each party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure, for federal tax purposes, of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure

         Section 13.12 INTEREST RATE LIMITATION. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the States of New York or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (b) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this

Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 13.12 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 13.12.

         Section 13.13 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

         Section 13.14 NO THIRD PARTY BENEFICIARIES. This Agreement, the other Loan Documents, and the agreement of the Lenders to make Loans hereunder are solely for the benefit of the Borrower, and no other Person (including, without limitation, any Subsidiary of the

Borrower, any obligor, contractor, subcontractor, supplier or materialsman) shall have any rights, claims, remedies or privileges hereunder or under any other Loan Document against the Administrative Agent or any Lender for any reason whatsoever. There are no third party beneficiaries.

         Section 13.15 SECURITIZATION. The Borrower hereby acknowledges that the Lenders and their Affiliates may sell or securitize the Loans (a "SECURITIZATION") through the pledge of the Loans as collateral security for loans to the Lenders or their Affiliates or through the sale of the Loans or the issuance of direct or indirect interests in the Loans, which loans to the Lenders or their Affiliates or direct or indirect interests will be rated by Moody's, S&P or one or more other rating agencies (the "RATING AGENCIES"). The Borrower shall cooperate with the Lenders and their Affiliates to effect the Securitization including, without limitation, by (a) amending this Agreement and the other Loan Documents, and executing such additional documents, as reasonably requested by the Lenders in connection with the Securitization, provided that
(i) any such amendment or additional documentation does not impose material additional costs on the Borrower and (ii) any such amendment or additional documentation does not materially adversely affect the rights, or materially increase the obligations, of the Borrower under the Loan Documents or change or affect in a manner adverse to the Borrower the financial terms of the Loans, (b) providing such information as may be reasonably requested by the Lenders in connection with the rating of the Loans or the Securitization, and (c) providing in connection with any rating of the Loans a certificate (i) agreeing to indemnify the Lenders and their Affiliates, any of the Rating Agencies, or any party providing credit support or otherwise participating in the Securitization (collectively, the "SECURITIZATION PARTIES") for any losses, claims, damages or liabilities (the "LIABILITIES") to which the Lenders, their Affiliates or such Securitization Parties may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Loan Document or in any writing delivered by or on behalf of the Borrower or any Affiliate of the Borrower to the Lenders in connection with any Loan Document or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and such indemnity shall survive any transfer by the Lenders or their successors or assigns of the Loans and (ii) agreeing to reimburse the Lenders and their Affiliates for any legal or other expenses reasonably incurred by such Persons in connection with defending the Liabilities.

         Section 13.16 USA PATRIOT ACT NOTICE. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "PATRIOT ACT"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

                          [SIGNATURES BEGIN NEXT PAGE]

         The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                             NATIONAL COAL CORPORATION


                                      By:      /S/ CHARLES KITE
                                         ---------------------------------------
                                      Name:    CHARLES KITE
                                           -------------------------------------
                                      Title:   GENERAL COUNSEL
                                            ------------------------------------


                                      Address:   National Coal Corporation
                                                 8915 George Williams Road
                                                 Knoxville, TN  37923
                                                 Telecopier No.:  (865) 691-9982
                                                 Telephone No.:  (865) 690-6900
                                                 Attention:  Jon Nix


                      [Signature Page to Credit Agreement]

                         JOINDER BY NATIONAL COAL CORP.

         National Coal Corp., a Florida corporation, hereby joins in the execution of this Agreement to evidence its acknowledgment and agreement (i) to undertake to perform all obligations which under the terms of the Agreement or any other Loan Document Borrower is required to cause National Coal Corp. as Parent to perform and (ii) not to do any action which the Borrower under the terms of the Agreement or any other Loan Document is obligated not to permit National Coal Corp. as Parent to do. National Coal Corp. is not a party to the Agreement and is no way liable for or responsible for the payment of any Loans that are or maybe in the future outstanding under the Agreement; its joinder hereby is solely for the purposes set forth above in this paragraph and no other.

                                      NATIONAL COAL CORP.



                                      By:      /S/ CHARLES KITE
                                         ---------------------------------------
                                      Name:    CHARLES KITE
                                           -------------------------------------
                                      Title:   GENERAL COUNSEL
                                            ------------------------------------

                                      Address for Notices:

                                      National Coal Corp.
                                      8915 George Williams Road
                                      Knoxville, TN  37923
                                      Telecopier No.:  (865) 691-9982
                                      Telephone No.:  (865) 690-6900
                                      Attention:  Jon Nix


                      [Signature Page to Credit Agreement]

ADMINISTRATIVE AGENT:          D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.


                               By:      D.B. Zwirn Partners, LLC, its general
                                        partner


                                        By:      /S/ PERRY GRUSS
                                           -------------------------------------
                                        Name:    Perry Gruss
                                        Title:   Chief Financial Officer

                                        Address: 745 5th Avenue, 18th Floor
                                                 New York, New York  10151
                                                 Attention:   Morris W. Macleod
                                                 Telecopy:   (646) 720-9039


                      [Signature Page to Credit Agreement]

LENDER:                        D. B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.


                               By:      D.B. Zwirn Partners, LLC, its general
                                        partner


                                        By:      /S/ PERRY GRUSS
                                           -------------------------------------
                                        Name:    Perry Gruss
                                        Title:   Chief Financial Officer

                                        Address: 745 5th Avenue, 18th Floor
                                                 New York, New York  10151
                                                 Attention:   Morris W. Macleod
                                                 Telecopy:   (646) 720-9039


                      [Signature Page to Credit Agreement]

                                     ANNEX I
                       LIST OF MAXIMUM COMMITMENT AMOUNTS

TOTAL COMMITMENT

     NAME OF LENDER         APPLICABLE PERCENTAGE           COMMITMENT
------------------------    ---------------------    -------------------------
  D. B. Zwirn Special             100.00%                 $15,000,000.00
Opportunities Fund, L.P.                             Initial Commitment with a
                                                      potential $6,000,000.00
                                                       Subsequent Commitment
                                                             Increase
------------------------    ---------------------    -------------------------
TOTAL                             100.00%                 $21,000,000.00


                                    Annex I-1

                                    EXHIBIT A
                                  FORM OF NOTE

$[              ]                                              November __, 2004

         FOR VALUE RECEIVED, National Coal Corporation, a Tennessee corporation (the "BORROWER"), hereby promises to pay to the order of [ ] (the "LENDER"), at the principal office of D. B. Zwirn Special Opportunities Fund, L.P., a Delaware limited partnership (the "ADMINISTRATIVE AGENT"), at [ ], the principal sum of [ ] MILLION and NO/100 Dollars ($[ .00]) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The date and amount of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect the Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by the Lender of this Note.

         This Note is one of the Notes referred to in the Credit Agreement dated as of November ___, 2004 among the Borrower, the Administrative Agent, and the lenders signatory thereto (including the Lender), and evidences Loans made by the Lender thereunder (such Credit Agreement as the same may be amended, supplemented or restated from time to time, the "CREDIT AGREEMENT"). Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

         This Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

         [The ownership of an interest in this Note shall be registered on a record of ownership maintained by the Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. The Lender or its agent shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.]


                                   Exhibit A-1

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                               NATIONAL COAL CORPORATION


                               By:      ________________________________________
                               Name:    ________________________________________
                               Title:   ________________________________________


                                   Exhibit A-2

                                   EXHIBIT B-1
                  FORM OF INITIAL FUNDING DISBURSEMENT REQUEST


                                                      _________, 200__

         National Coal Corporation, a Tennessee corporation (the "BORROWER"), pursuant to Section 2.02(a) of the Credit Agreement dated as of November ___, 2004 (together with all amendments, restatements, supplements or other modifications thereto, the "CREDIT AGREEMENT") among the Borrower, D.B. Zwirn Special Opportunities Fund, L.P., a Delaware limited partnership, as Administrative Agent, and the lenders (the "LENDERS") that are or become parties thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby requests a Borrowing as follows:

         (i)      Aggregate amount of the requested Borrowing is $[_________];

                  (a)      $__________  of such Borrowing is to be a Prime Loan;
                           and

                  (b)      $__________  of such  Borrowing is to be a Eurodollar
                           Loan.

                  (c) Requested Interest Period for the Eurodollar Loan is __________ months.

         (ii)     Date of such Borrowing is November ____, 2004; and

         (iii) Location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.02 of the Credit Agreement, is as follows:

         [_______________________________]
         [_______________________________]
         [_______________________________]
         [_______________________________]
         [_______________________________]


         The undersigned certifies that he/she is the [ ] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.

                                  NATIONAL COAL CORPORATION


                                  By:      _____________________________________
                                  Name:    _____________________________________
                                  Title:   _____________________________________



                                   Exhibit B-1

                                   EXHIBIT B-2

                 FORM OF SUBSEQUENT COMMITMENT INCREASE REQUEST

                                                                ----------, ----

         Pursuant to the Credit Agreement dated as of November ___, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among National Coal Corporation, a Tennessee corporation, as Borrower (the "Borrower"), D. B. Zwirn Special Opportunities Fund, L.P., a Delaware limited partnership, as Administrative Agent and the Lenders named therein, the Borrower hereby requests an advance on the date and in the amount as follows:

         $___________________________ under the Promissory Note.

         Requested funding date: ______________________.

         [Attached are invoices for which the advance will be used to pay.] or [Attached is a certificate of Borrower indicating that the conditions to closing under the Purchase and Sale Agreement between the Borrower and ____________, dated ____________ have been satisfied and Borrower anticipates closing the transaction contemplated in such Purchase and Sale Agreement.]

         All capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement. The undersigned, being the Responsible Officer of the Borrower, DOES HEREBY CERTIFY to the Lenders and the Administrative Agent, that:

         1. As of the date of this Subsequent Commitment Increase Request, and as of the date of the Subsequent Commitment Increase, each representation and warranty contained in the Credit Agreement and the Security Instruments (excluding any representations and warranties that expressly refer to a different date) is and will be true and correct in all material respects (unless such representation or warranty is already qualified by materiality or similar qualification).

         2. As of the date of this Subsequent Commitment Increase Request and as of the date of the Subsequent Commitment Increase, no Default or Event of Default has occurred and is continuing.

         3. There has occurred no event, act or condition which has had or could have a Material Adverse Effect.

                                  NATIONAL COAL CORPORATION


                                  By:      _____________________________________
                                  Name:    _____________________________________
                                  Title:   _____________________________________


                                   Exhibit B-2

                     SUBSEQUENT COMMITMENT INCREASE REQUEST

                         Bonding Collateral Requirements


                                   Exhibit B-2

                                   EXHIBIT B-3
                        FORM OF INTEREST ELECTION REQUEST


                                   [ ], 200[ ]

         National Coal Corporation, a Tennessee corporation (the "BORROWER"), pursuant to Section 2.04(b) of the Credit Agreement dated as of November ___, 2004 (together with all amendments, restatements, supplements or other modifications thereto, the "CREDIT AGREEMENT") among the Borrower, D.B. Zwirn Special Opportunities Fund, L.P., a Delaware limited partnership, as Administrative Agent, and the lenders (the "LENDERS") that are or become parties thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby makes an Interest Election Request as follows:

         (i) The Borrowing to which this Interest Election Request applies, and if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information specified pursuant to (iii) and (iv) below shall be specified for each resulting Borrowing) is [ ];

         (ii) The effective date of the election made pursuant to this Interest Election Request is [ ], 200[ ];[and]

         (iii) The resulting Borrowing is to be [a Prime Loan] [a Eurodollar Loan][; and]

         [(iv)    [If the resulting Borrowing is a Eurodollar Loan] The Interest
Period applicable to the resulting Borrowing after giving effect to such election is [ ]].

         The undersigned certifies that he/she is the [_______________] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested continuation or conversion under the terms and conditions of the Credit Agreement.

                                  NATIONAL COAL CORPORATION


                                  By:      _____________________________________
                                  Name:    _____________________________________
                                  Title:   _____________________________________


                                   Exhibit B-3

                                    EXHIBIT C
                             [INTENTIONALLY OMITTED]


                                    Exhibit C

                                    EXHIBIT D
                                     FORM OF
                             COMPLIANCE CERTIFICATE


         The undersigned hereby certifies that he/she is the [ ] of National Coal Corporation, a Tennessee corporation (the "BORROWER"), and that as such he/she is authorized to execute this certificate on behalf of the Borrower. With reference to the Credit Agreement dated as of November ____, 2004 (together with all amendments, restatements, supplements or other modifications thereto being the "AGREEMENT") among the Borrower, D. B. Zwirn Special Opportunities Fund, L.P., a Delaware limited partnership, as Administrative Agent, and the other agents and lenders (the "LENDERS") that are or become a party thereto, the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

         (a) The representations and warranties of the Borrower contained in ARTICLE VIII of the Agreement and in the Loan Documents and otherwise made in writing by or on behalf of the Borrower pursuant to the Agreement and the Loan Documents were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct in all material respects at and as of the time of delivery hereof, except to the extent such representations and warranties are expressly limited to an earlier date or the Lenders have expressly consented in writing to the contrary.

         (b) The Borrower has performed and complied with all agreements and conditions contained in the Agreement and in the Loan Documents required to be performed or complied with by it prior to or at the time of delivery hereof [or specify default and describe].

         (c) Since [same date as audited financials in Section 8.04(a)], no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Borrower, the Parent or any Subsidiary which could reasonably be expected to have a Material Adverse Effect [or specify event].

         (d) There exists no Default or Event of Default [or specify Default and describe].

         (e) Attached hereto are the detailed computations necessary to determine whether the Borrower is in compliance with Section 10.01 and as of the end of the [fiscal quarter][fiscal year] ending [ ].

         EXECUTED AND DELIVERED this [          ] day of [          ].



                                  NATIONAL COAL CORPORATION


                                  By:      _____________________________________
                                  Name:    _____________________________________
                                  Title:   _____________________________________


                                    Exhibit D

                                    EXHIBIT E
                  FORMS OF LEGAL OPINION OF COUNSEL TO BORROWER

                                    [To Come]


                                   Exhibit E-1

                                   EXHIBIT F-1
                              SECURITY INSTRUMENTS


1) Guarantee and Collateral Agreement of even date herewith made by the Borrower, the Parent and the Subsidiaries in favor of the Administrative Agent.

2)       Financing Statements in respect of item 1.

3) Delayed Draw Term Loan Fee and Leasehold Deed of Trust, Assignment of Leases and Subleases, Security Agreement, Fixture Filing and As-Extracted Collateral Filing dated of even date herewith by the Borrower, as the Grantor, in favor of William C. Gullett, Esq., as Trustee, for the benefit the Administrative Agent, as the Beneficiary covering Tennessee Properties.

4) Delayed Draw Term Loan Fee and Leasehold Mortgage, Assignment of Leases and Subleases, Security Agreement, Fixture Filing and As-Extracted Collateral Filings covering Kentucky Properties.

5)       Financing Statements in respect of items 3 and 4.


                                   Exhibit F-1

                                   EXHIBIT F-2
                           FORM OF SECURITY AGREEMENT

                                 [see attached]


                                  Exhibit F-2

                                    EXHIBIT G
                        FORM OF ASSIGNMENT AND ASSUMPTION


         Reference is made to the Credit Agreement dated as of November ___, 2004 (as amended and in effect on the date hereof, the "CREDIT AGREEMENT"), among National Coal Corporation, a Tennessee corporation, the Lenders named therein and D. B. Zwirn Special Opportunities Fund, L.P., a Delaware limited partnership, as Administrative Agent for the Lenders. Terms defined in the Credit Agreement are used herein with the same meanings.

         The Assignor named herein hereby sells and assigns, without recourse, to the Assignee named herein, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth herein, the interests set forth on the grid below (the "ASSIGNED INTEREST") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth on the grid below in the Commitment of the Assignor on the Assignment Date and Loans owing to the Assignor that are outstanding on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement and the other Loan Documents. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lenders thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

         As consideration for the sale and assignment contemplated hereby, the Assignee shall, on the Assignment Date, pay to the Assignor an amount equal to the principal amount of Loans assigned by the Assignor to the Assignee as set forth in the grid below. Except as otherwise provided in this Agreement, all payments hereunder shall be made in Dollars and in immediately available funds, without setoff, deduction or counterclaim.

         The Assignor and the Assignee agree that (i) the Assignor shall be entitled to any payments of principal with respect to the Assigned Interest made prior to the Assignment Date, together with any interest and fees with respect to the Assigned Interest accrued prior to the Assignment Date, (ii) the Assignee shall be entitled to any payments of principal with respect to the Assigned Interest made from and after the Assignment Date, together with any and all interest and fees with respect to the Assigned Interest accruing from and after the Assignment Date, and (iii) the Administrative Agent is authorized and instructed to allocate payments received by it for account of the Assignor and the Assignee as provided in the foregoing clauses. Each party hereto agrees that it will hold any interest, fees or other amounts that it may receive to which the other party hereto shall be entitled pursuant to the preceding sentence for account of such other party and pay, in like money and funds, any such amounts that it may receive to such other party promptly upon receipt.

         The Assignor does not make any representation or warranty, nor shall it have any responsibility to the Assignee, with respect to the accuracy of any recitals, statements, representations or warranties contained in the Loan Documents, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of the Loan Documents or any other document referred to or provided for therein or for any failure by the Borrower or any other Person to perform any of its obligations thereunder or for the


                                   Exhibit G-1
existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower or any of its Subsidiaries or any other obligor or guarantor, or any other matter relating to the Loan Documents or any extension of credit thereunder.

         Promptly following the receipt by the Assignor of the consideration required to be paid to it by the Assignee hereunder, the Assignor shall, in the manner contemplated by Section 13.04 of the Credit Agreement: (i) deliver to the Administrative Agent the Note held by the Assignor, and (ii) notify the Administrative Agent to request that the Borrower execute and deliver a new Note to (A) the Assignee, dated as of the Assignment Date, in the principal amount equal to the Commitment of the Assignee after giving effect to the sale and assignment contemplated hereby and (B) the Assignor, if the Assignor has assigned less than the full amount of its Commitment to the Assignee, dated as of the Assignment Date, in the principal amount equal to the Commitment of the Assignor after giving effect to the sale and assignment contemplated hereby.

         This Assignment and Assumption is being delivered to the Administrative Agent together with, if the Assignee is not already a Lender under the Credit Agreement, any information reasonably requested by the Administrative Agent. [THE [ASSIGNEE/ASSIGNOR] SHALL PAY THE FEE PAYABLE TO THE ADMINISTRATIVE AGENT PURSUANT TO SECTION 13.04(B) OF THE CREDIT AGREEMENT.] [THE ADMINISTRATIVE AGENT HEREBY WAIVES THE FEE PAYABLE TO THE ADMINISTRATIVE AGENT PURSUANT TO SECTION 13.04(B) OF THE CREDIT AGREEMENT.]

         This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

Legal Name of the Assignor:  [                    ]

Legal Name of Assignee:  [                    ]

Assignee's Address for Notices:     [                    ]
                                    [                    ]

Effective Date of Assignment ("ASSIGNMENT DATE"):  [        ], 200[   ]


                                                                     APPLICABLE
                                                                     PERCENTAGE
                                                                      ASSIGNED
                                  MAXIMUM            PRINCIPAL     (SET FORTH AS
                                  CREDIT              AMOUNT        A PERCENTAGE
                                  AMOUNT             OF LOANS       OF THE TOTAL
        ASSIGNORS                ASSIGNED            ASSIGNED       COMMITMENTS)
-----------------------      ----------------    ----------------   ------------
[                     ]      $[  ],000,000.00    $[  ],000,000.00       [   ]%
[                     ]      $[  ],000,000.00    $[  ],000,000.00       [   ]%
[                     ]      $[  ],000,000.00    $[  ],000,000.00       [   ]%
[                     ]      $[  ],000,000.00    $[  ],000,000.00       [   ]%
[                     ]      $[  ],000,000.00    $[  ],000,000.00       [   ]%
Totals                       $[  ],000,000.00    $[  ],000,000.00       [   ]%


                                   Exhibit G-2

         IN WITNESS WHEREOF,  the parties hereto have caused this Assignment and
Assumption  to  be  executed  by  their  respective   officers   thereunto  duly
authorized, as of the Assignment Date.

ASSIGNORS:                                  [                     ], as Assignor


                                            By:______________________________
                                            Name:
                                            Title:


                                            [                     ], as Assignor


                                            By:______________________________
                                            Name:
                                            Title:


                                            [                     ], as Assignor



                                            By:______________________________
                                            Name:
                                            Title:


ASSIGNEE:                                   [                     ], as Assignee


                                            By: ______________________________
                                            Name:
                                            Title:


                                   Exhibit G-3

The undersigned hereby consent to the within assignments:1

[Borrower]                                  [            ],
                                            as Administrative Agent,



By: _______________________                 By: ______________________
    [Name]                                      [Name]
    [Title                                      [Title]




----------
1 Consents to be included to the extent required by Section 13.04(b) of the Credit Agreement.


                                   Exhibit G-4